Exhibit 99.1
News Release
FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Patrick T. Hickey, Jr.
Executive Vice President and	Vice President, Investor Relations
Chief Financial Officer	(770) 857-2503
(770) 857-2416	pathickey@cousinsproperties.com
jimfleming@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2006
          ATLANTA (February 5, 2007) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three months and year ended December 31, 2006. All per share amounts are reported on a diluted basis; basic per share data is included in the Consolidated Statements of Income accompanying this release.
          Funds from Operations to Common Stockholders (“FFO”) was $26.7 million, or $0.50 per share, for the fourth quarter of 2006 compared with FFO of $22.8 million, or $0.44 per share, for the fourth quarter of 2005. FFO was $73.6 million, or $1.40 per share, for the year ended December 31, 2006 after a supplemental adjustment to exclude loss on extinguishment of debt. This compares to FFO of $73.7 million, or $1.43 per share, for the year ended December 31, 2005. Loss on extinguishment of debt was $18.2 million, or $0.35 per share, for the year ended December 31, 2006 and relates to defeasance costs on a mortgage loan repaid upon a property sale and an adjustment to mark to market the debt associated with a property contributed to a venture.
          Net Income Available to Common Stockholders (“Net Income Available”) was $37.3 million, or $0.70 per share, for the fourth quarter of 2006 compared with Net Income Available of $12.6 million, or $0.24 per share, for the fourth quarter of 2005. Net Income Available was $216.6 million, or $4.13 per share, for the year ended December 31, 2006 compared with $34.5 million, or $0.67 per share, for the year ended December 31, 2005.
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2500 Windy Ridge Parkway • Suite 1600 • Atlanta, Georgia 30339-5683 • 770/955-2200 • FAX 770/857-2360

CUZ Reports Fourth Quarter Results

February 5, 2007
Fourth quarter highlights of the Company included the following:
•	Sold The Avenue of the Peninsula, a 373,000 square foot specialty retail center in Rolling Hills Estates, California, for approximately $96 million and recognized a gain of approximately $20 million.

•	Opened the second phase of The Avenue West Cobb. This phase is 46,000 square feet and was 94% leased at December 31, 2006.

•	Formed a joint venture and commenced development of Palisades West, a two-building, 360,000 square-foot office project in Austin, Texas; 210,000 square feet is pre-leased to Dimensional Fund Advisors, a partner in the joint venture.

•	Sold seven ground leased outparcels at the Company’s North Point property for an aggregate price of $14.3 million. The $11.9 million aggregate gain on the sale of these outparcels was included in the Company’s calculation of FFO, as these properties had not previously been depreciated.

•	Sold 13 acres at its North Point property for $2.7 million resulting in a gain of $1.6 million.

•	Paid a special dividend of $3.40 per share to common shareholders.
Other developments subsequent to quarter-end:
•	Sold 41 acres of land adjacent to The Avenue Carriage Crossing for $11.7 million.

•	Purchased 109 acres of land in Forsyth County, Georgia for $36.2 million for potential future development.
          At December 31, 2006, the Company’s portfolio of operational office buildings was 84% leased, its portfolio of operational retail centers was 95% leased and its operational industrial building was 100% leased.
          At December 31, 2006, the Company and its joint ventures had ten retail, office and industrial projects under development and redevelopment totaling 5.3 million Company-owned square feet, and one condominium project under development containing a total of 529 units. The Company estimates the total cost of these projects will be approximately $1 billion and expects completion of these projects throughout the next four years. In addition, the Company and its joint ventures had 24 residential communities under development in which approximately 11,561 lots are available for future development or sale.
          “With our third special dividend in the past four years and new development projects and acquisition starts of more than $475 million, Cousins’ 2006 performance will go down as one of our best years ever,” said Tom Bell, chairman and CEO of Cousins Properties. “From our purchase and pending move to 191 Peachtree Tower in downtown Atlanta to starting our largest Avenue yet, we were able to identify value creation opportunities across each of our product types and move quickly to take advantage of them.”
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CUZ Reports Fourth Quarter Results

February 5, 2007
          The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (770) 857-2503.
          The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Tuesday, February 6, 2007, to discuss the results of the quarter ended December 31, 2006. The number to call for this interactive teleconference is (913) 981-5543. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the passcode 7641964. The Company will also provide an online Web simulcast and rebroadcast of its fourth quarter 2006 earnings release conference call. The live broadcast will be available through the “Q4 2006 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 14 days.
          Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, multi-family, retail, industrial and land development projects. The Company’s portfolio consists of interests in 7.2 million square feet of office space, 4.2 million square feet of retail space, 2.0 million square feet of industrial space, a 529 unit for-sale multi-family project under development, 24 residential communities under development, over 9,000 acres of strategically located land tracts, and significant land holdings for development of single-family residential communities. The Company also provides leasing and management services to third-party investors; its client-services portfolio comprises 14.8 million square feet of office and retail space. The Company is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit its Web site at www.cousinsproperties.com.
Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify
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CUZ Reports Fourth Quarter Results

February 5, 2007
forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years ended
	December 31,		December 31,
	2006	2005	2006	2005
REVENUES:
Rental property revenues	$23,107	$21,776	$89,484	$79,223
Fee income	12,008	11,992	35,465	35,198
Multi-family residential unit sales	393	6,247	23,134	11,233
Residential lot and outparcel sales	5,078	4,927	17,284	21,933
Interest and other	542	646	3,673	2,431

	41,128	45,588	169,040	150,018

COSTS AND EXPENSES:
Rental property operating expenses	10,467	8,622	36,103	30,173
General and administrative expenses	18,556	19,399	58,592	55,819
Depreciation and amortization	9,671	6,712	32,415	27,289
Multi-family residential unit cost of sales	322	5,131	19,403	9,405
Residential lot and outparcel cost of sales	3,825	3,912	12,751	16,404
Interest expense	—	2,535	11,119	9,094
Loss on extinguishment of debt	—	—	18,207	—
Other	1,460	628	2,809	1,322

	44,301	46,939	191,399	149,506

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES, MINORITY INTEREST AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(3,173)	(1,351)	(22,359)	512
BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	108	(3,809)	(4,193)	(7,756)
MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(840)	(1,688)	(4,130)	(3,037)
INCOME FROM UNCONSOLIDATED JOINT VENTURES	10,201	20,164	173,083	40,955

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	6,296	13,316	142,401	30,674
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	1,902	2,532	3,012	15,733

INCOME FROM CONTINUING OPERATIONS	8,198	15,848	145,413	46,407
DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income (loss) from discontinued operations	767	612	(38)	2,297
Gain (loss) on sale of investment properties	32,101	(70)	86,495	1,037

	32,868	542	86,457	3,334

NET INCOME	41,066	16,390	231,870	49,741
DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,813)	(3,813)	(15,250)	(15,250)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$37,253	$12,577	$216,620	$34,491

PER SHARE INFORMATION — BASIC:
Income from continuing operations	$0.09	$0.24	$2.57	$0.62
Income from discontinued operations	0.64	0.01	1.71	0.07

Net income available to common stockholders	$0.73	$0.25	$4.28	$0.69

PER SHARE INFORMATION — DILUTED:
Income from continuing operations	$0.08	$0.23	$2.48	$0.60
Income from discontinued operations	0.62	0.01	1.65	0.07

Net income available to common stockholders	$0.70	$0.24	$4.13	$0.67

CASH DIVIDENDS DECLARED PER COMMON SHARE	$3.77	$0.37	$4.88	$1.48

WEIGHTED AVERAGE SHARES — BASIC	51,306	50,160	50,655	49,989

WEIGHTED AVERAGE SHARES — DILUTED	53,286	51,825	52,513	51,747

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2006	2005	2006	2005
Net Income Available to Common Stockholders	$37,253	$12,577	$216,620	$34,491
Depreciation and amortization:
Consolidated properties	9,671	6,712	32,415	27,289
Discontinued properties	452	2,339	11,275	9,297
Share of unconsolidated joint ventures	1,821	2,047	8,831	8,920
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(520)	(857)	(2,911)	(2,951)
Share of unconsolidated joint ventures	—	(4)	(12)	(78)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(1,902)	(2,532)	(3,012)	(15,733)
Discontinued properties	(32,101)	70	(86,495)	(1,037)
Share of unconsolidated joint ventures	(1,372)	10	(135,618)	(1,935)
Gain on sale of undepreciated investment properties	13,434	2,473	14,348	15,483

Funds From Operations Available to Common Stockholders, as defined	26,736	22,835	55,441	73,746

Loss on extinguishment of debt	—	—	18,207	—

Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt	$26,736	$22,835	$73,648	$73,746

Per Common Share — Basic:
Net Income Available	$.73	$.25	$4.28	$.69

Funds From Operations	$.52	$.46	$1.09	$1.48

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.52	$.46	$1.45	$1.48

Weighted Average Shares — Basic	51,306	50,160	50,655	49,989

Per Common Share — Diluted:
Net Income Available	$.70	$.24	$4.13	$.67

Funds From Operations	$.50	$.44	$1.06	$1.43

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.50	$.44	$1.40	$1.43

Weighted Average Shares-Diluted	53,286	51,825	52,513	51,747

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 periods, the Company modified its NAREIT defined calculations of FFO to include $5.0 million ($0.10 per share) in income from a real estate venture related to the sale of real estate in its NAREIT-defined calculation of FFO. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes this income should not be considered gain on the sale of depreciable property. The Company presented Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt to exclude the effect of the losses incurred during the year ended December 31, 2006. The Company views those losses as components of the sale or exchange of real estate and therefore believes they should be excluded from the FFO calculation. See further detail within Discussion of Non-GAAP Financial Measures herein.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	December 31,
	2006	2005
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $115,723 and $158,700 in 2006 and 2005, respectively	$472,375	$572,466
Operating properties held-for-sale	1,470	—
Land held for investment or future development	101,390	62,059
Projects under development	300,382	241,711
Residential lots under development	27,624	11,577

Total properties	903,241	887,813

CASH AND CASH EQUIVALENTS	11,538	9,336
RESTRICTED CASH	2,824	3,806
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $501 and $781 in 2006 and 2005, respectively	32,138	40,014
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	181,918	217,232
OTHER ASSETS	65,094	30,073

TOTAL ASSETS	$1,196,753	$1,188,274

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$315,149	$467,516
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	56,359	55,791
DEFERRED GAIN	154,104	5,951
DEPOSITS AND DEFERRED INCOME	2,062	2,551

TOTAL LIABILITIES	527,674	531,809

MINORITY INTERESTS	43,985	24,185

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 54,439,310 and 53,357,151 shares issued in 2006 and 2005, respectively	54,439	53,357
Additional paid-in capital	336,974	321,747
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	—	(8,495)
Cumulative undistributed net income	98,575	130,565

TOTAL STOCKHOLDERS’ INVESTMENT	625,094	632,280

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,196,753	$1,188,274

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	47,872	238,803	399,742	5,525	6,467	9,922	12,577	34,491	8,395	(3,483)	174,455	37,253	216,620

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT(4)	116,867	124,965	109,483	16,287	17,586	17,038	22,835	73,746	19,146	13,913	13,853	26,736	73,648

	BASIC WEIGHTED AVERAGE COMMON SHARES	49,252	48,313	49,005	49,788	49,924	50,079	50,160	49,989	50,289	50,385	50,630	51,306	50,655
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,937	49,415	51,016	51,653	51,586	52,013	51,825	51,747	52,002	52,031	52,428	53,286	52,513

	NET INCOME (LOSS) PER COMMON SHARE - BASIC(A)	0.97	4.94	8.16	0.11	0.13	0.20	0.25	0.69	0.17	(0.07)	3.45	0.73	4.28
	NET INCOME (LOSS) PER COMMON SHARE - DILUTED(A)	0.96	4.83	7.84	0.11	0.13	0.19	0.24	0.67	0.16	(0.07)	3.33	0.70	4.13

	FFO PER COMMON SHARE - BASIC (4)	2.37	2.59	2.23	0.33	0.35	0.34	0.46	1.48	0.38	0.28	0.27	0.52	1.45
	FFO PER COMMON SHARE - DILUTED (4)	2.34	2.53	2.15	0.32	0.34	0.33	0.44	1.43	0.37	0.27	0.26	0.50	1.40

(H)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158	5,120	3,907	1,236	13,421

	REGULAR COMMON DIVIDENDS	73,345	71,694	72,869	18,611	18,621	18,689	18,728	74,649	18,760	18,788	18,839	19,108	75,495
	SPECIAL COMMON DIVIDEND	—	100,544	356,493	—	—	—	—	—	—	—	—	175,470	175,470
	REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.37	0.37	1.48
	SPECIAL COMMON DIVIDEND PER SHARE	—	2.07	7.15	—	—	—	—	—	—	—	—	3.40	3.40

	COMMON STOCK PRICE AT PERIOD END	24.70	30.60	30.27	25.87	29.58	30.22	28.30	28.30	33.43	30.93	34.21	35.27	35.27
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,386	48,835	50,092	50,324	50,460	50,550	50,665	50,665	50,732	50,873	51,518	51,748	51,748

	PREFERRED STOCK - SERIES A - PRICE AT PERIOD END	—	27.25	26.15	25.25	25.70	26.00	25.75	25.75	25.54	24.96	25.85	25.90	25.90
	NUMBER OF PREFERRED SHARES - SERIES A - OUTSTANDING AT PERIOD END	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

	PREFERRED STOCK - SERIES B - PRICE AT PERIOD END	—	—	25.00	25.00	25.45	25.60	25.40	25.40	25.38	25.00	25.42	25.53	25.53
	NUMBER OF PREFERRED SHARES - SERIES B - OUTSTANDING AT PERIOD END	—	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

	COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,494,351	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152
	PREFERRED EQUITY MARKET CAPITALIZATION	—	109,000	204,600	201,000	204,600	206,400	204,600	204,600	203,680	199,840	205,080	205,720	205,720
(A)	ADJUSTED DEBT (1)	844,880	697,050	350,346	360,214	399,272	411,758	514,560	514,560	597,460	470,662	350,780	376,516	376,516

	TOTAL MARKET CAPITALIZATION	2,040,014	2,300,401	2,071,231	1,863,096	2,096,479	2,145,779	2,152,980	2,152,980	2,497,111	2,244,004	2,318,291	2,407,388	2,407,388

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	41%	30%	17%	19%	19%	19%	24%	24%	24%	21%	15%	16%	16%

(A)	RECOURSE DEBT (1)	160,443	20,697	50,238	60,911	100,251	113,351	196,824	196,824	279,577	174,552	197,095	226,855	226,855

	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	8%	1%	2%	3%	5%	5%	9%	9%	11%	8%	9%	9%	9%

	COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,494,351	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152
	PREFERRED EQUITY MARKET CAPITALIZATION	—	109,000	204,600	201,000	204,600	206,400	204,600	204,600	203,680	199,840	205,080	205,720	205,720
(A)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	935,646	783,638	438,050	447,791	491,568	511,988	615,645	615,645	698,263	574,844	454,661	487,234	487,234

	TOTAL MARKET CAPITALIZATION	2,130,780	2,386,989	2,158,935	1,950,673	2,188,775	2,246,009	2,254,065	2,254,065	2,597,914	2,348,186	2,422,172	2,518,106	2,518,106

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	44%	33%	20%	23%	22%	23%	27%	27%	27%	24%	19%	19%	19%

(B)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,448	5,581	3,703	921	14,653
	FFO BEFORE INTEREST	167,498	170,739	141,139	19,776	20,394	19,416	26,068	85,654	23,594	19,494	17,556	27,657	88,301
	INTEREST EXPENSE COVERAGE RATIO	3.31	3.73	4.46	5.67	7.26	8.16	8.06	7.19	5.30	3.49	4.74	30.03	6.03

(C)	FIXED CHARGES (excluding preferred dividends) (1)	65,254	59,580	43,854	5,227	4,365	4,150	6,763	20,505	7,444	8,130	5,926	2,589	24,089
	FFO PLUS FIXED CHARGES (excluding preferred dividends)	168,349	171,338	131,854	19,932	20,578	19,586	26,241	86,337	23,773	19,672	17,686	27,685	88,816
	FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.58	2.88	3.22	3.81	4.71	4.72	3.88	4.21	3.19	2.42	2.98	10.69	3.69

(C)	FIXED CHARGES (including preferred dividends) (1)	65,254	62,938	51,896	9,040	8,177	7,962	10,576	35,755	11,257	11,942	9,738	6,402	39,339
	FFO PLUS FIXED CHARGES (including preferred dividends)	168,349	174,696	139,896	23,745	24,390	23,398	30,054	101,587	27,586	23,484	21,498	31,498	104,066
	FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.58	2.78	2.87	2.63	2.98	2.94	2.84	2.84	2.45	1.97	2.21	4.92	2.65

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

	CONSOLIDATED ENTITY FFO AND NET INCOME:

(D)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	OFFICE:
	3100 WINDY HILL RD	2,693	2,988	2,974	734	734	737	739	2,944	722	733	717	504	2,676
	3301 WINDY RIDGE PARKWAY	1,517	1,555	1,659	404	423	440	426	1,693	247	26	80	97	450
	100 NORTH POINT CENTER EAST	0	73	1,010	277	234	237	272	1,020	221	276	253	285	1,035
	200 NORTH POINT CENTER EAST	0	23	417	48	36	164	115	363	233	192	212	202	839
	333 NORTH POINT CENTER EAST	2,397	1,398	1,036	321	403	352	319	1,395	321	269	304	289	1,183
	555 NORTH POINT CENTER EAST	2,359	1,541	945	346	377	400	383	1,506	401	458	451	461	1,771
	615 PEACHTREE STREET	1,985	1,919	1,395	273	254	212	18	757	20	74	(53)	(69)	(28)
	LAKESHORE PARK PLAZA	1,113	1,231	1,459	426	224	40	32	722	200	209	219	294	922
	INFORUM	13,444	13,843	12,808	2,836	2,726	2,879	2,935	11,376	2,936	2,887	2,844	3,107	11,774
	600 UNIVERSITY PARK PLACE	1,757	1,871	1,797	431	417	421	432	1,701	355	250	257	245	1,107
	THE POINTS AT WATERVIEW	1,040	1,778	1,949	533	432	454	453	1,872	584	530	521	489	2,124
	ONE GEORGIA CENTER	3,381	2,913	1,369	(308)	(261)	(414)	(378)	(1,361)	35	(9)	(174)	(71)	(219)
	GALLERIA 75	0	0	899	206	274	272	284	1,036	281	240	200	176	897
	SONO RENAISSANCE	0	0	38	76	60	64	70	270	66	66	60	31	223
	ATHEROGENICS	1,134	1,181	1,222	308	311	311	311	1,241	313	316	317	317	1,263
	INHIBITEX	0	0	0	0	189	246	231	666	228	229	230	230	917
	MERIDIAN MARK PLAZA	4,073	4,153	4,224	1,080	1,164	1,114	1,129	4,487	1,128	1,147	1,110	1,090	4,475
	COSMOPOLITAN CENTER	0	0	0	0	0	0	0	0	0	0	43	(30)	13
	191 PEACHTREE	0	0	0	0	0	0	0	0	0	0	402	741	1,143

	SUBTOTAL	36,893	36,467	35,201	7,991	7,997	7,929	7,771	31,688	8,291	7,893	7,993	8,388	32,565

	RETAIL:
	THE AVENUE EAST COBB	5,327	5,424	5,635	1,416	1,381	1,398	1,520	5,715	1,502	1,580	(23)	(5)	3,054
	THE AVENUE PEACHTREE CITY	3,160	3,029	3,430	963	872	843	995	3,673	933	885	(3)	0	1,815
	THE AVENUE WEST COBB	0	655	3,925	1,095	1,073	1,108	1,085	4,361	1,148	1,072	5	(30)	2,195
	AVENUE VIERA	0	0	189	421	610	804	891	2,726	713	1,047	(6)	(13)	1,741
	VIERA MARKET CENTER	0	0	0	0	0	0	148	148	152	121	(10)	0	263
	THE AVENUE CARRIAGE CROSSING	0	0	0	0	0	0	743	743	1,212	1,413	1,553	1,657	5,835
	SAN JOSE MARKETCENTER	0	0	0	0	0	0	0	0	220	1,006	1,223	1,397	3,846
	THE AVENUE WEBB GIN	0	0	0	0	0	0	0	0	0	0	616	1,037	1,653

	SUBTOTAL	8,487	9,108	13,179	3,895	3,936	4,153	5,382	17,366	5,880	7,124	3,355	4,043	20,402

	INDUSTRIAL:
	KING MILL	0	0	0	0	0	0	0	0	0	(1)	217	189	405

	SUBTOTAL	0	0	0	0	0	0	0	0	0	(1)	217	189	405

	OTHER RENTAL OPERATIONS:
	OTHER	0	0	(1)	0	0	(6)	0	(6)	22	0	(34)	20	8

	SUBTOTAL	0	0	(1)	0	0	(6)	0	(6)	22	0	(34)	20	8

	PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,099	15,359	7,615	2	0	0	0	2	0	0	0	0	0

	TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,479	60,934	55,994	11,888	11,933	12,076	13,153	49,050	14,193	15,017	11,531	12,640	53,381

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

(E)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
	LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	NORTHSIDE/ALPHARETTA I	1,819	1,606	1,339	(4)	(5)	0	(3)	(12)	0	0	0	0	0
	NORTHSIDE/ALPHARETTA II	2,255	2,160	1,992	(6)	(16)	44	17	39	17	17	6	0	40
	101 SECOND STREET	14,557	10,632	6,770	7	53	5	1	66	2	(2)	0	0	0
	55 SECOND STREET	12,724	27,073	5,067	2	9	160	2	173	0	(1)	0	0	(1)
	AT&T WIRELESS SERVICES HEADQUARTERS	5,718	2,828	0	0	0	0	0	0	0	0	0	0	0
	CERRITOS CORPORATE CENTER-PHASE II	2,322	1,128	0	0	0	0	0	0	0	0	0	0	0
	PRESIDENTIAL MARKETCENTER	3,731	2,396	0	0	0	0	0	0	0	0	0	0	0
	MIRA MESA MARKETCENTER	5,956	2,298	0	69	0	0	(13)	56	0	0	0	0	0
	PERIMETER EXPO	3,178	2,404	0	0	0	0	(5)	(5)	0	0	0	0	0
	SALEM ROAD STATION	505	0	0	0	0	0	0	0	0	0	0	0	0
	THE SHOPS OF LAKE TUSCALOOSA	0	18	570	0	0	0	5	5	0	(2)	0	0	(2)
	HANOVER SQUARE SOUTH	0	0	0	(10)	140	268	(2)	396	0	5	(1)	0	4
	GA 400 LAND LEASES	1,298	1,399	1,463	361	352	351	368	1,432	395	372	365	405	1,537
	FROST BANK TOWER	0	0	3,486	1,311	1,152	1,206	1,454	5,123	1,578	1,527	1,505	(62)	4,548
	THE AVENUE OF THE PENINSULA	4,284	4,572	4,213	1,158	1,235	925	1,128	4,446	1,253	1,890	1,095	876	5,114
	OTHER	94	98	22	0	0	0	0	0	0	0	0	0	0

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	58,441	58,612	24,922	2,888	2,920	2,959	2,952	11,719	3,245	3,806	2,970	1,219	11,240

	RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:

(G)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	195	120	471	0	0	1,381	(14)	1,367	0	62	798	796	1,656

(G)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740	(5)	179	1,567	2,481
(G)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	671	472	2,198	82	(1)	1,517	1,792	3,390	4,164	294	59	2,158	6,675

	TOTAL TRACT & OUTPARCEL SALES NET OF COS	2,814	7,742	31,825	6,848	5,511	2,249	4,265	18,873	4,904	289	238	3,725	9,156

(G)	OTHER INVESTMENT PROPERTY NET OF COST OF SALES — WHOLLY OWNED (1)	0	0	0	0	0	0	0	0	0	0	0	11,867	11,867

	TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	0	0	0	0	0	0	0	0	0	0	11,867	11,867

(G)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	1,622	2,803	4,222	492	1,426	1,215	1,029	4,162	1,302	769	349	457	2,877
(G)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	1,281	3,428	6,993	1,979	1,859	3,357	3,284	10,479	2,089	2,074	1,558	2,496	8,217

	TOTAL LOT SALES NET OF COS	2,903	6,231	11,215	2,471	3,285	4,572	4,313	14,641	3,391	2,843	1,907	2,953	11,094

(G)	INTEREST — JOINT VENTURE (1)	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(175)	(37)	(36)	(36)	(284)
(G)	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0	0	0	0	0
(G)	OTHER — JOINT VENTURE (1)	(3)	(156)	(226)	(212)	(23)	(145)	(148)	(528)	(176)	5	(34)	(176)	(381)

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	5,909	13,937	43,150	9,007	8,734	8,019	8,379	34,139	7,944	3,162	2,873	19,129	33,108

	MULTI-FAMILY FFO:

(J)	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	0	0	0	0	712	1,116	1,828	1,221	2,759	(320)	71	3,731
(J)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	0	0	514	0	6,668	7,182	1,797	2,629	2,986	2,931	10,343

	TOTAL MULTI-FAMILY FFO	0	0	0	0	514	712	7,784	9,010	3,018	5,388	2,666	3,002	14,074

	DEVELOPMENT INCOME	4,625	2,870	3,310	497	684	623	1,252	3,056	1,752	825	772	1,236	4,585

	MANAGEMENT FEES	19,931	19,140	21,931	5,655	5,770	5,894	6,739	24,058	5,742	5,542	5,942	7,211	24,437

	LEASING & OTHER FEES	4,297	6,991	4,463	1,048	998	2,037	4,001	8,084	887	1,388	607	3,561	6,443

	TERMINATION FEES	616	1,810	2,132	26	185	115	219	545	2,699	36	196	0	2,931

	INTEREST INCOME & OTHER	4,393	3,940	2,528	305	414	740	427	1,886	(38)	55	183	542	742

	GENERAL & ADMINISTRATIVE EXPENSES:

	GENERAL & ADMINISTRATIVE EXPENSES	(27,324)	(29,464)	(33,515)	(8,331)	(7,784)	(8,598)	(14,477)	(39,190)	(9,336)	(9,342)	(8,486)	(12,307)	(39,471)
	THIRD PARTY MANAGEMENT DIRECT OPERATING EXPENSES	(10,993)	(10,763)	(13,414)	(3,693)	(3,915)	(4,098)	(4,922)	(16,628)	(4,239)	(4,134)	(4,499)	(6,249)	(19,121)

	TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(38,317)	(40,227)	(46,929)	(12,024)	(11,699)	(12,696)	(19,399)	(55,818)	(13,575)	(13,476)	(12,985)	(18,556)	(58,592)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	0	(764)	(452)	(751)	(1,030)	(1,746)	(3,979)	(2,103)	0	0	0	(2,103)
	CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	0	0	0	0	0	(781)	(3,494)	(2,680)	(1,797)	(8,752)
	TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	0	0	0	0	0	(118)	(664)	(836)	(980)	(2,598)
	BANK OF AMERICA PLAZA FINANCING - 6.9575%	(8,974)	(10,718)	(10,406)	(2,532)	(2,548)	(2,564)	(2,553)	(10,197)	(2,485)	(2,501)	(2,461)	0	(7,447)
	THE AVENUE EAST COBB DEBT - 8.39%	(3,250)	(3,220)	(3,188)	(792)	(789)	(787)	(785)	(3,153)	(782)	(764)	0	0	(1,546)
	333 & 555 NORTH POINT CENTER DEBT - 7%	(2,282)	(2,246)	(2,207)	(545)	(543)	(540)	(537)	(2,165)	(534)	(532)	(529)	(526)	(2,121)
	MERIDIAN MARK PLAZA DEBT - 8.27%	(2,097)	(2,074)	(2,048)	(507)	(506)	(505)	(503)	(2,021)	(501)	(498)	(498)	(494)	(1,991)
	NOTE PAYABLE, UNSECURED - 8.04%	0	(598)	(1,882)	(458)	(452)	(238)	0	(1,148)	0	0	0	0	0
	600 UNIVERSITY PARK DEBT - 7.38%	(1,042)	(1,032)	(1,020)	(254)	(253)	(251)	(251)	(1,009)	(250)	(249)	(248)	(248)	(995)
	100 NORTH POINT CENTER EAST DEBT - 7.86%	0	(79)	(932)	(230)	(232)	(235)	(235)	(932)	(230)	(232)	(235)	(235)	(932)
	200 NORTH POINT CENTER EAST DEBT - 7.86%	0	(70)	(826)	(204)	(206)	(208)	(208)	(826)	(204)	(206)	(208)	(208)	(826)
	LAKESHORE PARK PLAZA DEBT - 6.78%	(696)	(682)	(666)	(164)	(163)	(161)	(160)	(648)	(160)	(158)	(157)	(156)	(631)
	905 JUNIPER DEBT	0	0	0	0	0	0	(155)	(155)	(194)	(157)	0	0	(351)
	KING MILL DEBT	0	0	0	0	0	0	(34)	(34)	(44)	(52)	(92)	(105)	(293)
	JEFFERSON MILL DEBT	0	0	0	0	0	0	0	0	0	0	(1)	(22)	(23)
	WATERVIEW DEBT - 5.66%	0	0	0	0	0	0	(11)	(11)	(265)	(264)	(261)	(261)	(1,051)
	CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(4,738)	(3,320)	(1,331)	0	0	0	0	0	0	0	0	0	0
	PERIMETER EXPO DEBT - 8.04%	(1,637)	(1,087)	0	0	0	0	0	0	0	0	0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.677%	(868)	0	0	0	0	0	0	0	0	0	0	0	0
	101 INDEPENDENCE CENTER DEBT - 8.22%	(3,755)	(3,673)	(2,073)	0	0	0	0	0	0	0	0	0	0
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(3,456)	(3,419)	(1,289)	0	0	0	0	0	0	0	0	0	0
	OTHER	(180)	(41)	(19)	(3)	2	(5)	(3)	(9)	(4)	(3)	(2)	(3)	(12)
	CAPITALIZED	5,934	9,683	14,028	3,360	4,338	4,849	4,646	17,193	5,041	4,894	5,583	5,035	20,553

	TOTAL INTEREST EXPENSE CONSOLIDATED	(27,041)	(22,576)	(14,623)	(2,781)	(2,103)	(1,675)	(2,535)	(9,094)	(3,614)	(4,880)	(2,625)	0	(11,119)

	OTHER EXPENSES — CONTINUING OPERATIONS:
	PROPERTY TAXES	(675)	(768)	(664)	(119)	(160)	(136)	(339)	(754)	(189)	(170)	(203)	38	(524)
	MINORITY INTEREST EXPENSE	(1,589)	(1,613)	(1,417)	(392)	(397)	(560)	(1,688)	(3,037)	(1,078)	(1,313)	(899)	(840)	(4,130)
	PREDEVELOPMENT & OTHER	(1,558)	(1,677)	(1,284)	77	(226)	(130)	(289)	(568)	(265)	(311)	(212)	(1,499)	(2,287)

	TOTAL OTHER EXPENSES	(3,822)	(4,058)	(3,365)	(434)	(783)	(826)	(2,316)	(4,359)	(1,532)	(1,794)	(1,314)	(2,301)	(6,941)

(E)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	(10,382)	(9,459)	(5,870)	0	0	0	0	0	0	0	0	0	0
	MINORITY INTEREST EXPENSE	(1,710)	(624)	0	0	0	0	0	0	0	0	0	0	0

	TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(12,092)	(10,083)	(5,870)	0	0	0	0	0	0	0	0	0	0

	INCOME TAX (PROVISION)/BENEFIT:
	CONTINUING OPERATIONS	(1,526)	(2,596)	(2,744)	(869)	(1,057)	(2,021)	(3,809)	(7,756)	(2,370)	(1,924)	(7)	108	(4,193)
(E)	DISCONTINUED OPERATIONS (1)	(139)	0	0	17	(41)	(102)	0	(126)	0	(2)	0	0	(2)

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(1,665)	(2,596)	(2,744)	(852)	(1,098)	(2,123)	(3,809)	(7,882)	(2,370)	(1,926)	(7)	108	(4,195)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)	CONSOLIDATED	(2,148)	(2,511)	(2,652)	(678)	(686)	(730)	(857)	(2,951)	(821)	(868)	(702)	(520)	(2,911)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,148)	(2,511)	(2,652)	(678)	(686)	(730)	(857)	(2,951)	(821)	(868)	(702)	(520)	(2,911)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

(F)	JOINT VENTURE FFO (EXCLUDING TEMCO, CL REALTY,
	905 JUNIPER, 50 BISCAYNE, HANDY ROAD & VERDE) (1):
	WILDWOOD ASSOCIATES	10,870	10,051	4,897	(18)	(69)	12	(9)	(84)	(24)	(17)	(29)	(18)	(88)
	WILDWOOD ASSOCIATES — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(551)	0	0	0	0	0	0	0	0	0	0	0
	CP VENTURE TWO LLC	2,274	2,080	2,070	442	463	407	410	1,722	423	458	432	412	1,725
	CP VENTURE TWO LLC — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(985)	(209)	0	0	0	0	0	0	0	0	0	0
	CP VENTURE FIVE LLC	0	0	0	0	0	0	0	0	0	49	2,332	1,468	3,849
	COUSINS LORET VENTURE, L.L.C.	3,653	3,242	2,064	0	(1)	(2)	(9)	(12)	0	0	0	0	0
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,120	1,203	(301)	1	0	(18)	0	(17)	0	(1)	0	0	(1)
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	350	365	407	115	115	82	111	423	58	4	(9)	(2)	51
	TEN PEACHTREE PLACE ASSOCIATES	(488)	1,539	1,533	348	373	406	379	1,506	385	397	344	307	1,433
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,368	15,789	15,281	3,666	3,706	3,748	3,798	14,918	3,708	3,756	3,668	160	11,292
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,998	3,102	3,492	257	260	(6)	13	524	1	1	0	0	2
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	3,180	3,412	2,465	2	0	0	1	3	0	0	0	(23)	(23)
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,208	1,208	302	285	302	302	1,191	302	302	302	302	1,208
	CRAWFORD LONG - CPI, LLC	1,728	1,685	1,447	440	483	484	458	1,865	486	501	518	502	2,007
	OTHER	0	0	924	0	0	310	5,204	5,514	90	0	0	170	260

	TOTAL SHARE OF JOINT VENTURE FFO	43,261	42,140	35,278	5,555	5,615	5,725	10,658	27,553	5,429	5,450	7,558	3,278	21,715

	PREFERRED STOCK DIVIDENDS	0	(3,358)	(8,042)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)

	FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	116,867	124,965	109,483	16,287	17,586	17,038	22,835	73,746	19,146	13,913	13,853	26,736	73,648

	LOSS ON EXTINGUISHMENT OF DEBT	(3,501)	0	(605)	0	0	0	0	0	0	(2,764)	(15,443)	0	(18,207)

	FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	113,366	124,965	108,878	16,287	17,586	17,038	22,835	73,746	19,146	11,149	(1,590)	26,736	55,441

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	6,254	100,558	118,056	6,827	5,578	796	2,532	15,733	805	61	244	1,902	3,012
(G)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(2,143)	(7,270)	(29,627)	(6,766)	(5,512)	(732)	(2,473)	(15,483)	(740)	5	(179)	(13,434)	(14,348)
	DISCONTINUED OPERATIONS	1,174	93,459	81,927	37	0	1,070	(70)	1,037	191	135	54,068	32,101	86,495
	SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	176,265	348	(36)	1,633	(10)	1,935	1,053	1	133,192	1,372	135,618

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	5,285	186,747	346,621	446	30	2,767	(21)	3,222	1,309	202	187,325	21,941	210,777

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I)	CONSOLIDATED	(29,667)	(31,088)	(27,463)	(6,382)	(6,553)	(5,548)	(5,855)	(24,338)	(7,335)	(6,893)	(6,125)	(9,151)	(29,504)
(E,I)	DISCONTINUED OPERATIONS	(22,572)	(20,556)	(12,414)	(2,349)	(2,315)	(2,294)	(2,339)	(9,297)	(2,667)	(5,929)	(2,227)	(452)	(11,275)
(G,I)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(18,540)	(21,265)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)	(2,058)	(2,012)	(2,928)	(1,821)	(8,819)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(70,779)	(72,909)	(55,757)	(11,208)	(11,149)	(9,883)	(10,237)	(42,477)	(12,060)	(14,834)	(11,280)	(11,424)	(49,598)

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	47,872	238,803	399,742	5,525	6,467	9,922	12,577	34,491	8,395	(3,483)	174,455	37,253	216,620

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	11,182	8,462	7,130	2	(3)	19	(9)	9	0	0	0	0	0
2500 WINDY RIDGE PARKWAY	4,992	4,673	3,164	0	(1)	4	0	3	0	0	0	0	0
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	12,217	13,181	8,861	(10)	(4)	18	0	4	0	0	0	0	0
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,803	3,851	2,764	0	0	2	0	2	0	0	0	0	0
4200 WILDWOOD PARKWAY (GE)	4,853	4,690	3,434	0	0	23	0	23	0	0	0	0	0
BANK/RESTAURANT GROUND LEASES	1,081	1,287	1,041	14	(16)	(1)	0	(3)	0	0	0	0	0

	38,128	36,144	26,394	6	(24)	65	(9)	38	0	0	0	0	0

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,546)	(4,359)	(3,382)	0	0	0	0	0	0	0	0	0	0
2500 DEBT - 7.45%	(1,642)	(1,571)	(1,105)	0	0	0	0	0	0	0	0	0	0
3200 DEBT - 8.23%	(5,389)	(5,218)	(4,056)	0	0	0	0	0	0	0	0	0	0
4100/4300 DEBT - 7.65%	(2,097)	(2,030)	(1,413)	0	0	0	0	0	0	0	0	0	0
4200 DEBT - 6.78%	(2,812)	(2,737)	(1,898)	0	0	0	0	0	0	0	0	0	0

	(16,486)	(15,915)	(11,854)	0	0	0	0	0	0	0	0	0	0

MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(3,843)	0	0	0	0	0	0	0	0
OTHER, NET	96	478	(265)	(43)	(113)	(41)	(8)	(205)	(47)	(34)	(57)	(35)	(173)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(45)	(30)	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(1,101)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,738	19,561	10,402	(37)	(137)	24	(17)	(167)	(47)	(34)	(57)	(35)	(173)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,022)	(9,364)	(6,398)	(9)	(9)	(8)	(10)	(36)	(8)	(8)	(9)	(9)	(34)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	200,835	0	0	0	0	0	0	0	0	22	22

NET INCOME (LOSS)	12,716	10,197	204,839	(46)	(146)	16	(27)	(203)	(55)	(42)	(66)	(22)	(185)

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	19,065	17,796	12,895	3	(12)	33	(5)	19	0	0	0	0	0
INTEREST EXPENSE	(8,243)	(7,960)	(5,928)	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(1,922)	0	0	0	0	0	0	0	0	0	0
OTHER, NET	48	238	(133)	(21)	(57)	(21)	(4)	(103)	(24)	(17)	(29)	(18)	(88)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(23)	(15)	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(551)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	10,870	9,500	4,897	(18)	(69)	12	(9)	(84)	(24)	(17)	(29)	(18)	(88)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,512)	(4,682)	(3,191)	(4)	(5)	(4)	(5)	(18)	(4)	(4)	(5)	(5)	(18)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	99,360	0	0	0	0	0	0	0	0	12	12

NET INCOME (LOSS)	6,358	4,818	101,066	(22)	(74)	8	(14)	(102)	(28)	(21)	(34)	(11)	(94)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	4,021	2,944	2,659	2	15	0	0	17	0	0	0	0	0
GRANDVIEW II	2,288	2,359	2,400	444	303	208	255	1,210	417	432	448	86	1,383
100 NORTH POINT CENTER EAST	1,456	1,239	7	0	0	15	0	15	0	0	0	0	0
200 NORTH POINT CENTER EAST	1,047	484	13	0	0	17	0	17	0	0	0	0	0
PRESBYTERIAN MEDICAL PLAZA	912	938	966	247	248	237	241	973	248	233	246	247	974

SUBTOTAL OFFICE	9,724	7,964	6,045	693	566	477	496	2,232	665	665	694	333	2,357

RETAIL:
NORTH POINT MARKETCENTER	4,982	5,156	5,142	1,459	1,426	1,298	1,430	5,613	1,373	1,263	1,429	1,466	5,531
MANSELL CROSSING II	1,533	1,190	1,227	314	306	314	300	1,234	329	338	320	327	1,314
GREENBRIER MARKETCENTER	4,687	4,519	4,513	1,149	1,269	1,019	1,043	4,480	1,165	1,215	1,167	1,103	4,650
LOS ALTOS MARKETCENTER	2,974	2,976	3,101	774	832	728	626	2,960	755	781	734	731	3,001

SUBTOTAL RETAIL	14,176	13,841	13,983	3,696	3,833	3,359	3,399	14,287	3,622	3,597	3,650	3,627	14,496

TOTAL REVENUES LESS OPERATING EXPENSES	23,900	21,805	20,028	4,389	4,399	3,836	3,895	16,519	4,287	4,262	4,344	3,960	16,853

OTHER, NET	(52)	(71)	(71)	(56)	(28)	0	(60)	(144)	(88)	(11)	1	(60)	(158)
INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(2,264)	(2,216)	(2,159)	(530)	(522)	(520)	(516)	(2,088)	(511)	(507)	(507)	(484)	(2,009)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,815)	(1,628)	0	0	0	0	0	0	0	0	0	0	0

TOTAL INTEREST EXPENSE	(4,079)	(3,844)	(2,159)	(530)	(522)	(520)	(516)	(2,088)	(511)	(507)	(507)	(484)	(2,009)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(8,567)	(1,535)	0	0	60	0	60	0	0	0	0	0

FUNDS FROM OPERATIONS	19,769	9,323	16,263	3,803	3,849	3,376	3,319	14,347	3,688	3,744	3,838	3,416	14,686

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(10,639)	(9,727)	(7,417)	(1,497)	(1,495)	(1,428)	(1,378)	(5,798)	(1,775)	(1,467)	(1,442)	(1,141)	(5,825)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	0	0	0	6,402	6,402

NET INCOME (LOSS)	9,130	(404)	8,846	2,306	2,354	1,948	1,941	8,549	1,913	2,277	2,396	8,677	15,263

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	10.60%	10.60%

REVENUES LESS OPERATING EXPENSES	2,749	2,530	2,318	510	526	467	476	1,979	492	517	490	477	1,976
INTEREST EXPENSE	(470)	(442)	(248)	(61)	(60)	(60)	(59)	(240)	(59)	(58)	(58)	(56)	(231)
OTHER, NET	(5)	(8)	0	(7)	(3)	0	(7)	(17)	(10)	(1)	0	(9)	(20)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(985)	(209)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,274	1,095	1,861	442	463	407	410	1,722	423	458	432	412	1,725
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,223)	(1,119)	(852)	(172)	(172)	(164)	(159)	(667)	(204)	(169)	(166)	(131)	(670)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	0	0	0	736	736

NET INCOME (LOSS)	1,051	(24)	1,009	270	291	243	251	1,055	219	289	266	1,017	1,791

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

CP VENTURE FIVE, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):

THE AVENUE EAST COBB	0	0	0	0	0	0	0	0	0	37	1,539	1,794	3,370
THE AVENUE PEACHTREE CITY	0	0	0	0	0	0	0	0	0	20	910	1,146	2,076
THE AVENUE WEST COBB	0	0	0	0	0	0	0	0	0	31	1,095	1,748	2,874
AVENUE VIERA	0	0	0	0	0	0	0	0	0	24	1,044	1,216	2,284
VIERA MARKET CENTER	0	0	0	0	0	0	0	0	0	2	175	319	496

TOTAL REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	114	4,763	6,223	11,100

OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	(46)	(46)

INTEREST EXPENSE:
THE AVENUE EAST COBB	0	0	0	0	0	0	0	0	0	(14)	(602)	(594)	(1,210)

TOTAL INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(14)	(602)	(594)	(1,210)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	100	4,161	5,629	9,844

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	(88)	(4,477)	(3,341)	(7,906)

NET INCOME	0	0	0	0	0	0	0	0	0	12	(316)	2,288	1,938

COUSINS’ SHARE OF CP VENTURE FIVE (2):										50.84%	31.20%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	58	2,722	1,722	4,502
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(9)	(390)	(235)	(634)
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	(19)	(19)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	49	2,332	1,468	3,849
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	(20)	(965)	(1,033)	(2,018)

NET INCOME (LOSS)	0	0	0	0	0	0	0	0	0	29	1,367	435	1,831

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	4,446	3,771	2,454	0	(2)	(8)	(17)	(27)	0	0	0	0	0
THE PINNACLE	9,986	9,751	5,756	0	0	(4)	0	(4)	0	0	0	0	0

TOTAL REVENUES LESS OPERATING EXPENSES	14,432	13,522	8,210	0	(2)	(12)	(17)	(31)	0	0	0	0	0

INTEREST EXPENSE	(7,109)	(7,022)	(4,072)	0	0	0	0	0	0	0	0	0	0
CAPITALIZED INTEREST	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(17)	(16)	(9)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,306	6,484	4,129	0	(2)	(12)	(17)	(31)	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,680)	(6,790)	(3,783)	0	0	0	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	89,922	0	(72)	(16)	0	(88)	0	0	0	6	6

NET INCOME (LOSS)	(1,374)	(306)	90,268	0	(74)	(28)	(17)	(119)	0	0	0	6	6

COUSINS’ SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	7,217	6,761	4,106	0	(1)	(2)	(9)	(12)	0	0	0	0	0
INTEREST EXPENSE	(3,555)	(3,511)	(2,037)	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(8)	(5)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,653	3,242	2,064	0	(1)	(2)	(9)	(12)	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,383)	(3,395)	(1,889)	0	0	0	0	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	45,340	0	(36)	(12)	0	(48)	0	0	0	3	3

NET INCOME	(730)	(153)	45,515	0	(37)	(14)	(9)	(60)	0	0	0	3	3

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,661	3,747	3,155	0	0	(37)	0	(37)	0	(1)	0	0	(1)
INTEREST - 7.0%	(1,420)	(1,341)	(1,025)	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(2,657)	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(2)	(1)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,241	2,404	(528)	0	0	(37)	0	(37)	0	(1)	0	0	(1)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,126)	(1,125)	(844)	0	0	0	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	38,917	696	0	0	0	696	0	0	0	5	5

NET INCOME (LOSS)	1,115	1,279	37,545	696	0	(37)	0	659	0	(1)	0	5	4

COUSINS’ SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,831	1,874	1,540	1	0	(18)	0	(17)	0	(1)	0	0	(1)
INTEREST EXPENSE	(711)	(671)	(513)	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(1,328)	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,120	1,203	(301)	1	0	(18)	0	(17)	0	(1)	0	0	(1)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(576)	(435)	0	(1)	0	0	(1)	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	19,212	348	0	0	0	348	7	0	0	3	10

NET INCOME (LOSS)	545	627	18,476	349	(1)	(18)	0	330	7	(1)	0	3	9

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	696	727	815	230	231	163	222	846	116	7	(18)	(4)	101
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	696	727	815	230	231	163	222	846	116	7	(18)	(4)	101

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(829)	(547)	(686)	(125)	(166)	(165)	(119)	(575)	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	3,008	0	14	8	3,030

NET INCOME (LOSS)	(133)	180	129	105	65	(2)	103	271	3,124	7	(4)	4	3,131

COUSINS’ SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	350	365	407	115	115	82	111	423	58	4	(9)	(2)	51
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	350	365	407	115	115	82	111	423	58	4	(9)	(2)	51
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(415)	(274)	(343)	(62)	(83)	(83)	(60)	(288)	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	1,046	0	7	4	1,057

NET INCOME (LOSS)	(65)	91	64	53	32	(1)	51	135	1,104	4	(2)	2	1,108

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	(518)	3,324	4,422	1,107	1,155	1,221	1,166	4,649	1,176	1,198	1,088	1,016	4,478
INTEREST - 5.39%	(457)	(246)	(1,356)	(411)	(410)	(409)	(407)	(1,637)	(406)	(404)	(403)	(401)	(1,614)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(975)	3,078	3,066	696	745	812	759	3,012	770	794	685	615	2,864

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(727)	(2,016)	(2,278)	(569)	(569)	(569)	(569)	(2,276)	(568)	(569)	(555)	(508)	(2,200)

NET INCOME (LOSS)	(1,702)	1,062	788	127	176	243	190	736	202	225	130	107	664

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	(259)	1,662	2,211	554	578	611	583	2,326	588	599	544	508	2,239
INTEREST EXPENSE	(229)	(123)	(678)	(206)	(205)	(205)	(204)	(820)	(203)	(202)	(200)	(201)	(806)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(488)	1,539	1,533	348	373	406	379	1,506	385	397	344	307	1,433
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(365)	(1,007)	(1,134)	(282)	(282)	(282)	(282)	(1,128)	(282)	(246)	(282)	(250)	(1,060)

NET INCOME (LOSS)	(853)	532	399	66	91	124	97	378	103	151	62	57	373

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	30,735	31,577	30,593	7,339	7,422	7,504	7,604	29,869	7,424	7,518	7,343	177	22,462
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(34)	(8)	(8)	(9)	(8)	(33)	(8)	(8)	(9)	0	(25)

FUNDS FROM OPERATIONS	30,735	31,577	30,559	7,331	7,414	7,495	7,596	29,836	7,416	7,510	7,334	177	22,437

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,654)	(7,616)	(7,440)	(1,940)	(1,940)	(1,941)	(1,943)	(7,764)	(1,942)	(2,055)	(364)	0	(4,361)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	0	0	271,201	88	271,289

NET INCOME	23,081	23,961	23,119	5,391	5,474	5,554	5,653	22,072	5,474	5,455	278,171	265	289,365

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,368	15,789	15,298	3,670	3,710	3,752	3,802	14,934	3,712	3,760	3,672	160	11,304
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(17)	(4)	(4)	(4)	(4)	(16)	(4)	(4)	(4)	0	(12)

FUNDS FROM OPERATIONS	15,368	15,789	15,281	3,666	3,706	3,748	3,798	14,918	3,708	3,756	3,668	160	11,292
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET									0	0	133,185	604	133,789
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,904)	(3,885)	(3,795)	(989)	(988)	(989)	(990)	(3,956)	(989)	(992)	(992)	0	(2,973)

NET INCOME	11,464	11,904	11,486	2,677	2,718	2,759	2,808	10,962	2,719	2,764	135,861	764	142,108

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,994	6,202	6,431	514	511	(7)	25	1,043	1	3	0	0	4
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,994	6,202	6,431	514	511	(7)	25	1,043	1	3	0	0	4

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,211)	(7,558)	(3,821)	(949)	(386)	0	0	(1,335)	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	3,289	(19)	3,270	0	0	0	0	0

NET INCOME (LOSS)	5,783	(1,356)	2,610	(435)	125	3,282	6	2,978	1	3	0	0	4

COUSINS’ SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,998	3,102	3,492	257	260	(6)	13	524	1	1	0	0	2
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,998	3,102	3,492	257	260	(6)	13	524	1	1	0	0	2
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,274)	(3,947)	(2,077)	(517)	(234)	0	0	(751)	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	1,645	(10)	1,635	0	1	0	10	11

NET INCOME (LOSS)	2,724	(845)	1,415	(260)	26	1,639	3	1,408	1	2	0	10	13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,357	6,828	4,881	3	1	0	2	6	0	0	0	(46)	(46)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	4	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	6,357	6,825	4,885	3	1	0	2	6	0	0	0	(46)	(46)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,949)	(1,914)	(1,280)	0	0	0	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	27,170	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	4,408	4,911	30,775	3	1	0	2	6	0	0	0	(46)	(46)

COUSINS’ SHARE OF CPI/FSP I (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,180	3,415	2,463	2	0	0	1	3	0	0	0	(23)	(23)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	2	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,180	3,412	2,465	2	0	0	1	3	0	0	0	(23)	(23)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,062)	(1,044)	(691)	0	0	0	0	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	12,353	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	2,118	2,368	14,127	2	0	0	1	3	0	0	0	(23)	(23)

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,126	21,023	20,997	5,254	5,256	5,265	5,264	21,039	5,240	5,277	5,263	5,266	21,046
INTEREST - 6.41%	(12,030)	(11,513)	(10,961)	(2,650)	(2,613)	(2,574)	(2,536)	(10,373)	(2,497)	(2,457)	(2,417)	(2,376)	(9,747)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	9,096	9,510	10,036	2,604	2,643	2,691	2,728	10,666	2,743	2,820	2,846	2,890	11,299

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,928)	(6,037)	(6,130)	(1,546)	(1,548)	(1,550)	(1,553)	(6,197)	(1,556)	(1,562)	(1,565)	(1,567)	(6,250)

NET INCOME	3,168	3,473	3,906	1,058	1,095	1,141	1,175	4,469	1,187	1,258	1,281	1,323	5,049

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	1,208	1,208	1,208	302	285	302	302	1,191	302	302	302	302	1,208
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,208	1,208	302	285	302	302	1,191	302	302	302	302	1,208
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(25)	(32)	(32)	(8)	(9)	(8)	(8)	(33)	(8)	(8)	(8)	(8)	(32)

NET INCOME	1,183	1,176	1,176	294	276	294	294	1,158	294	294	294	294	1,176

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,454	5,431	6,139	1,686	1,768	1,767	1,712	6,933	1,766	1,789	1,825	1,790	7,170
INTEREST - 5.9%	0	(2,062)	(3,246)	(805)	(802)	(799)	(796)	(3,202)	(794)	(790)	(788)	(785)	(3,157)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,454	3,369	2,893	881	966	968	916	3,731	972	999	1,037	1,005	4,013

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,530)	(2,507)	(2,598)	(691)	(699)	(697)	(707)	(2,794)	(709)	(709)	(709)	(709)	(2,836)

NET INCOME	1,924	862	295	190	267	271	209	937	263	290	328	296	1,177

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,728	2,717	3,071	843	884	884	856	3,467	883	896	912	895	3,586
INTEREST EXPENSE	0	(1,032)	(1,624)	(403)	(401)	(400)	(398)	(1,602)	(397)	(395)	(394)	(393)	(1,579)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,728	1,685	1,447	440	483	484	458	1,865	486	501	518	502	2,007
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(802)	(1,306)	(1,352)	(358)	(362)	(361)	(366)	(1,447)	(367)	(367)	(367)	(367)	(1,468)

NET INCOME	926	379	95	82	121	123	92	418	119	134	151	135	539

905 JUNIPER, LLC (100%):
MULTI-FAMILY, NET OF COS	0	0	0	0	714	0	0	714	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	714	0	0	714	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	714	0	0	714	0	0	0	0	0

COUSINS’ SHARE OF 905 JUNIPER, LLC:					72%			72%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	514	0	0	514	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	514	0	0	514	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	514	0	0	514	0	0	0	0	0

50 BISCAYNE, LLC (100%):
MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	16,516	16,516	4,554	6,082	8,059	8,047	26,742
OTHER, NET	0	0	0	0	0	0	367	367	125	843	0	0	968
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	16,883	16,883	4,679	6,925	8,059	8,047	27,710

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	16,883	16,883	4,679	6,925	8,059	8,047	27,710

COUSINS’ SHARE OF 50 BISCAYNE, LLC:							40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	6,515	6,515	1,745	2,279	3,325	2,823	10,172
OTHER, NET	0	0	0	0	0	0	153	153	52	350	(339)	108	171
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	6,668	6,668	1,797	2,629	2,986	2,931	10,343
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	6,668	6,668	1,797	2,629	2,986	2,931	10,343

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	1,848	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	1,848	0	0	0	0	0	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	1,848	0	0	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	924	0	0	310	5,204	5,514	90	0	0	170	260
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	924	0	0	310	5,204	5,514	90	0	0	170	260
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	924	0	0	310	5,204	5,514	90	0	0	170	260

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	2,074	3,201	5,336	727	556	1,811	998	4,092	3,877	785	284	2,577	7,523
INTEREST EXPENSE	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(37)	(37)	(36)	(36)	(146)
OTHER, NET	(125)	(64)	(6)	(45)	96	44	10	105	11	104	33	(23)	125
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,949	3,137	5,195	644	613	1,817	971	4,045	3,851	852	281	2,518	7,502
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(88)	(29)	(28)	(29)	(28)	(114)	(29)	(29)	(29)	(27)	(114)

NET INCOME	1,949	3,137	5,107	615	585	1,788	943	3,931	3,822	823	252	2,491	7,388

COUSINS’ SHARE OF CL REALTY, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	701	3,457	1,119	1,174	2,846	3,913	9,052	2,251	1,272	1,152	1,954	6,629
OTHER, NET	0	(94)	(220)	(51)	(4)	(42)	(53)	(150)	(48)	(54)	49	(84)	(137)

FUNDS FROM OPERATIONS	0	607	3,237	1,068	1,170	2,804	3,860	8,902	2,203	1,218	1,201	1,870	6,492
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	607	3,237	1,068	1,170	2,804	3,860	8,902	2,203	1,218	1,201	1,870	6,492

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	398	215	128	217	165	725	125	311	181	122	739
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	398	215	128	217	165	725	125	311	181	122	739
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	398	215	128	217	165	725	125	311	181	122	739

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):									50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	(138)	0	0	0	(138)
OTHER, NET	0	0	0	0	0	0	0	0	(21)	(39)	(26)	(69)	(155)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	(159)	(39)	(26)	(69)	(293)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	0	0	0	0	0	0	0	(159)	(39)	(26)	(69)	(293)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):				8%	5.18%	4.99%	4.94%	4.94%	5%	4.91%	3.00%	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	(116)	(115)	(147)	(105)	(483)	(118)	(6)	(90)	0	(214)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	(178)	(115)	(147)	(105)	(545)	(118)	(6)	(90)	0	(214)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(56)	(117)	(121)	(145)	(439)	(175)	(178)	(114)	0	(467)

NET INCOME (LOSS)	0	0	0	(234)	(232)	(268)	(250)	(984)	(293)	(184)	(204)	0	(681)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
     FOOTNOTES
(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 4 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

(4)	FFO Available to Common Stockholders, excluding loss on extinguishment of debt excludes the effect of the mark-to-market loss adjustment resulting from the CP Venture Five, LLC transaction during the second quarter 2006 and the loss incurred in defeasing the note associated with the sale of Bank of America Plaza during the third quarter 2006. The Company views these charges as components of the sale or exchange of real estate and therefore believes the losses should be excluded from the FFO calculation. See further detail in Discussion of Non-GAAP Financial Measures herein.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of DECEMBER 31, 2006
($ in thousands)

									Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment		for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 12/31/06		Fully Operational/Sold
OFFICE/MULTI-FAMILY

Terminus 100 (Atlanta, GA)	656,000	656,000	64%	100%	$170,400	$170,400	$113,564		const. - 2Q-07 fully operational 2Q-08

191 Peachtree Tower (5) (Atlanta, GA)	1,211,000	1,211,000	60% (4)	100%	231,500	231,500	155,070		fully stabilized 4Q-10

Palisades West (6) (Austin, TX)
Building 1	210,000	210,000	100%	50%					const. - Q2-08 fully operational Q2-08

Building 2	150,000	150,000	0%	50%					const. - Q1-09 fully operational Q4-09

Total — Palisades West	360,000	360,000			77,500	38,750	12,971	(6)

50 Biscayne (7) (Miami, FL)	529 units	529 units	N/A	40%	161,500	64,600	45,130		const. - 4Q-07 fully sold 1Q-08

TOTAL OFFICE/MULTI-FAMILY	2,227,000	2,227,000			640,900	505,250	326,735

RETAIL

The Avenue Carriage Crossing (8) (Suburban Memphis, TN)
Phase I — Expansion	50,000	50,000	0%	100%					const. - 1Q-09 fully operational 1Q-10

Phase II	20,000	41,000	0%	100%					const. - 4Q-07 fully operational 2Q-08

Total — Avenue Carriage Crossing	70,000	91,000			13,900	13,900	2,804

The Avenue Webb Gin (Suburban Atlanta, GA)
Phase I	359,000	359,000	71%	100%					const. - 3Q-07 fully operational 4Q-07

Phase II	22,000	22,000	0%	100%					const. - 3Q-08 fully operational 4Q-08

Total — Webb Gin	381,000	381,000			84,000	84,000	69,757

San Jose MarketCenter (San Jose, CA)	220,000	363,000	93%	100%	84,100	84,100	79,958		const. - 2Q-07 fully operational 2Q-07

Avenue Murfreesboro (Suburban Nashville, TN)
Phases I and II	692,000	692,000	49%	50%					const. - 4Q-07 fully operational 4Q-08

Phase III	34,000	34,000	0%	50%					const. - 2Q-08 fully operational 2Q-09

Phase IV	28,000	28,000	0%	50%					const. - 4Q-09 fully operational 4Q-09

Phase V	56,000	56,000	0%	50%					const. - 1Q-10 fully operational 2Q-10

Total — Murfreesboro	810,000	810,000			153,100	76,550	11,976

TOTAL RETAIL	1,481,000	1,645,000			335,100	258,550	164,495

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of DECEMBER 31, 2006
($ in thousands)

								Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 12/31/06	Fully Operational/Sold
INDUSTRIAL
King Mill Distribution Park (Suburban Atlanta, GA) Building 3 B	379,000	379,000	0%	75%	$11,000	$8,250	$7,148	const. - 4Q-06 fully operational 2Q-07

Jefferson Mill Distribution Center (Suburban Atlanta, GA) Building A	459,000	459,000	0%	75%	14,900	11,175	6,197	const. - 1Q-07 fully operational 4Q-07

Lakeside Ranch Business Park (Dallas, TX) Building 20	749,000	749,000	47%	96.5%	26,400	25,476	17,766	const. - 2Q-07 fully operational 3Q-07

TOTAL INDUSTRIAL	1,587,000	1,587,000			52,300	44,901	31,111

Accumulated Depreciation on Partially Operational Properties	—	—			—	—	(1,904)

TOTAL PORTFOLIO	5,295,000	5,459,000			$1,028,300	$808,701	$520,437

(1)	This schedule includes all Office/Multi-Family, Retail and Industrial projects under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Single-family residential projects are included on a separate schedule in this package. Amounts included in the total cost column represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	Leased square footage includes a lease with the Company of 62,000 square feet.

(5)	191 Peachtree Tower was purchased in 2006 and is under redevelopment and repositioning. It is treated as a development property for the purpose of this schedule, although its cost basis is included in operating properties on the Company’s consolidated balance sheets.

(6)	The Company is obligated to fund 50% of the project costs for the Palisades West Joint Venture. The Company made the majority of its initial equity contribution in the form of a land contribution; therefore, the Company’s investment in this project at 12/31/06 is more than 50% of the costs spent to date.

(7)	95% of the units at 50 Biscayne are under non-cancelable third party contracts, 3% of the units are under cancelable contracts, and the remaining 2% of the units are under non-cancelable contracts to the Company’s partner in the venture.

(8)	A third party will share in the results of operations and any gain on sale of the property.

(9)	Reconciliation to Consolidated Balance Sheet

Total Cousins’ Investment per above schedule	$520,437
Less: Operating Property under redevelopment/repositioning	(155,070)
Less: Investment in unconsolidated joint ventures
50 Biscayne	(45,130)
Palisades West	(12,971)
Avenue Murfreesboro	(11,976)
Add: Weeks 25% interest in King Mill Distribution Park- Bldg 3 B	2,383
Add: Weeks 25% interest in Jefferson Mill Distribution Center Bldg A	2,066
Add: Seefried 3.5% interest in Lakeside Ranch — Bldg 20	643

Consolidated projects under development per balance sheet	$300,382

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of December 31, 2006

					Percent Leased
				Company’s	(Fully Executed)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	9/30/2006	12/31/2006
I. OFFICE OPERATING PROPERTIES
Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
Inforum	Atlanta	Georgia	994,000	100.00%	98%	98%
Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	100%	100%
One Georgia Center	Atlanta	Georgia	344,000	88.50%	45%	46%
Ten Peachtree Place	Atlanta	Georgia	259,000	50.00%	87%	87%
The Points at Waterview	Dallas	Texas	203,000	100.00%	99%	99%
Lakeshore Park Plaza (a)	Birmingham	Alabama	195,000	100.00%	72%	75%
3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	100%	0%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	92%	90%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	79%	79%
200 North Point Center East	Atlanta	Georgia	130,000	100.00%	70%	95%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	89%	89%
600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	75%	98%
Galleria 75	Atlanta	Georgia	114,000	100.00%	79%	75%
3301 Windy Ridge Parkway	Atlanta	Georgia	107,000	100.00%	42%	42%
Cosmopolitan Center	Atlanta	Georgia	102,000	100.00%	69%	73%
Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

Total Office Operating Portfolio			4,923,000			84%

OFFICE DEVELOPMENT/REDEVELOPMENT PROPERTIES (b)
191 Peachtree Tower (c)	Atlanta	Georgia	1,211,000	100.00%	54%	60%
Terminus 100	Atlanta	Georgia	656,000	100.00%	61%	64%
Palisades West Building 1	Austin	Texas	210,000	50.00%	N/A	100%
Palisades West Building 2	Austin	Texas	150,000	50.00%	N/A	0%

Total Office Development/Redevelopment Properties			2,227,000

TOTAL OFFICE, OPERATING AND DEVELOPMENT/REDEVELOPMENT			7,150,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of December 31, 2006

						Percent Leased
					Company’s	(Fully Executed)
	Metropolitan		Rentable		Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet		Interest	9/30/2006	12/31/2006
II. RETAIL OPERATING PROPERTIES
The Avenue Carriage Crossing (a)	Memphis	Tennessee	492,000		100.00%	91%	93%
North Point MarketCenter	Atlanta	Georgia	401,000	(g)	10.32%	100%	100%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	(g)	10.32%	100%	100%
The Avenue Viera (h)	Viera	Florida	332,000		11.50%	91%	95%
The Avenue East Cobb	Atlanta	Georgia	231,000		11.50%	100%	97%
The Avenue West Cobb	Atlanta	Georgia	251,000		11.50%	99%	98%
The Avenue Peachtree City	Atlanta	Georgia	183,000		11.50%	98%	98%
Los Altos MarketCenter	Long Beach	California	157,000	(g)	10.32%	100%	100%
Mansell Crossing Phase II	Atlanta	Georgia	103,000	(g)	10.32%	100%	100%
Viera MarketCenter (h)	Viera	Florida	178,000		11.50%	93%	95%

Total Retail Operating Properties			2,704,000				95%

RETAIL DEVELOPMENT PROPERTIES (b)
The Avenue Murfreesboro (d)	Nashville	Tennessee	810,000		50.00%	42%	49%
The Avenue Webb Gin (d)	Atlanta	Georgia	381,000		100.00%	62%	71%
San Jose MarketCenter	San Jose	California	220,000		100.00%	84%	89%
The Avenue Carriage Crossing Expansion (a)	Memphis	Tennessee	70,000		100.00%	0%	0%

Total Retail Development Properties			1,481,000

TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,185,000

III.INDUSTRIAL OPERATING PROPERTIES
King Mill Distribution Park — Building 3A	Atlanta	Georgia	417,000		75.00%	69%	100%

Total Industrial Operating Properties			417,000				100%

INDUSTRIAL DEVELOPMENT PROPERTIES (b)
Lakeside Ranch Business Park — Building 20 (e)	Dallas	Texas	749,000		96.50%	47%	47%
Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000		75.00%	0%	0%
King Mill Distribution Park — Building 3B	Atlanta	Georgia	379,000		75.00%	0%	0%

Total Industrial Development Properties			1,587,000

TOTAL INDUSTRIAL, OPERATING AND DEVELOPMENT			2,004,000

TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			13,339,000

TOTAL OPERATING PORTFOLIO PERCENT LEASED							86% (f)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of December 31, 2006

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,150,000	6,028,000	65%	84%
Retail	4,185,000	1,810,000	20%	95%
Industrial	2,004,000	1,380,000	15%	100%

TOTAL	13,339,000	9,218,000	100%	86% (f)

SUMMARY BY STATE
Georgia	7,940,000	5,953,000	65%	84%
Tennessee	1,372,000	967,000	10%	N/A
Texas	1,312,000	1,106,000	12%	99%
North Carolina	1,134,000	540,000	6%	100%
Florida	510,000	59,000	1%	95%
California	377,000	236,000	3%	100%
Virginia	376,000	39,000	0%	100%
Alabama	318,000	318,000	3%	84%

	13,339,000	9,218,000	100%	86% (f)

(a)	These projects are shown as 100% owned by the Company; however, they are owned either (1) through a joint venture with a third party providing a participation in operations and/or on sale of the property or (2) subject to a contract with a third party who has a participation in operations and/or on sale of the property.

(b)	These properties are under construction and/or in lease up.

(c)	Operating property purchased with intent to redevelop and reposition.

(d)	Total square footage for this property includes anticipated expansions; however, the percent leased excludes the expansions.

(e)	This project is owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate to the equity ownership.

(f)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

(g)	This property is owned by CP Venture Two LLC (“CPV 2”). During the fourth quarter of 2006, CPV 2 retired debt; and in connection therewith, the partners of CP Venture (“CPV”), which owns 99% of CPV 2, entered into an amendment to the CPV 2 Operating Agreement that reduced the Company’s effective ownership interest in these properties from 11.5% to 10.32%.

(h)	This project is owned through a joint venture and is subject to a contract with a third party providing a participation in operations and/or on sale of the property.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Fourth Quarter 2006 vs			Twelve Months
	Third Quarter 2006			2006 vs 2005
	Office	Retail	Total	Office	Retail	Total

Rental Property Revenues(1) less Operating Expenses	1.0%	9.2%	4.5%	0.7%	4.4%	2.0%

Cash Basis Rental Property Revenues(2) less Operating Expenses	0.5%	12.0%	5.3%	2.1%	3.5%	2.6%

Note: The following properties are included in the same property portfolio:	Office

	3100 Windy Hill Road			AtheroGenics
	3301 Windy Ridge Parkway			Presbyterian Medical Plaza
	100 Northpoint Center East			Ten Peachtree Place
	200 Northpoint Center East			Gateway Village
	333 Northpoint Center East			Emory Crawford Long Medical Office Tower
	555 Northpoint Center East			Meridian Mark Plaza
	Lakeshore Park Plaza			Galleria 75
	Inforum			Sono Renaissance
	600 University Park Place			Inhibitex (3Q to 4Q only)
	The Points at Waterview			Cosmopolitan (3Q to 4Q only)
One Georgia Center

Retail

	The Avenue East Cobb			Greenbrier MarketCenter
	The Avenue Peachtree City			Los Altos MarketCenter
	The Avenue West Cobb			The Avenue Viera (3Q to 4Q only)
	Northpoint MarketCenter			Viera MarketCenter (3Q to 4Q only)
Mansell Crossing Phase II

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, straight-line rents and amortization of acquired above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2006
OFFICE
As of December 31, 2006, the Company’s office portfolio included 20 commercial office buildings, excluding all properties currently under development, held for redevelopment and buildings in lease-up stage. The weighted average remaining lease term of these office buildings was approximately seven years as of December 31, 2006. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016 & Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	128,579	241,820	459,856	162,599	322,486	167,914	536,232	148,207	618,869	571,360	3,357,922
% of Leased Space	4%	7%	14%	5%	10%	5%	16%	4%	18%	17%	100%
Annual Contractual Rent(000’s)(2)	$1,643	$3,815	$7,147	$2,576	$4,838	$2,813	$9,944	$3,158	$11,749	$12,446	$60,129
Annual Contractual Rent/Sq.Ft.(2)	$12.78	$15.78	$15.54	$15.85	$15.00	$16.75	$18.54	$21.31	$18.98	$21.78	$17.91

Wholly Owned:
Square Feet Expiring (1)	86,433	221,670	426,278	146,984	296,059	112,074	402,262	143,413	56,794	493,837	2,385,804 (3)
% of Leased Space	4%	9%	18%	6%	12%	5%	17%	6%	2%	21%	100%
Annual Contractual Rent(000’s)(2)	$1,197	$3,569	$6,648	$2,340	$4,434	$1,761	$7,476	$3,046	$1,273	$10,554	$42,298
Annual Contractual Rent/Sq.Ft.(2)	$13.85	$16.10	$15.60	$15.92	$14.98	$15.71	$18.58	$21.24	$22.42	$21.37	$17.73

Joint Venture:
Square Feet Expiring (1)	82,305	23,281	51,081	23,541	38,511	123,528	259,810	9,587	1,112,872	151,426	1,875,942 (4)
% of Leased Space	4%	1%	3%	1%	2%	7%	14%	1%	59%	8%	100%
Annual Contractual Rent(000’s)(2)	$1,113	$289	$855	$402	$661	$2,419	$4,841	$223	$20,795	$3,722	$35,320
Annual Contractual Rent/Sq.Ft.(2)	$13.52	$12.40	$16.73	$17.06	$17.17	$19.59	$18.63	$23.30	$18.69	$24.58	$18.83

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of December 31, 2006 out of approximately 2,828,000 total rentable square feet.

(4)	Rentable square feet leased as of December 31, 2006 out of approximately 2,095,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2006
RETAIL
As of December 31, 2006, the Company’s retail portfolio included 10 retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately 11 years as of December 31, 2006. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016 & Thereafter	Total
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	18,997	10,311	8,652	28,515	64,822	34,146	14,895	23,718	73,376	417,003	694,435
% of Leased Space	3%	1%	1%	4%	9%	5%	2%	4%	11%	60%	100%
Annual Contractual
Rent (000’s) (1)	$374	$260	$189	$635	$1,275	$639	$381	$503	$2,043	$6,857	$13,156
Annual Contractual Rent/Sq. Ft. (1)	$19.69	$25.21	$21.86	$22.26	$19.66	$18.71	$25.61	$21.23	$27.84	$16.44	$18.95

Wholly Owned:
Square Feet Expiring	10,282	3,000	—	6,394	32,060	—	4,482	—	49,086	351,664	456,968 (2)
% of Leased Space	2%	1%	0%	1%	7%	0%	1%	0%	11%	77%	100%
Annual Contractual Rent (000’s) (1)	$173	$102	$—	$210	$716	$—	$108	$—	$1,550	$5,793	$8,652
Annual Contractual Rent/Sq. Ft. (1)	$16.84	$33.88	$—	$32.80	$22.33	$—	$24.00	$—	$31.58	$16.47	$18.93

Joint Venture:
Square Feet Expiring	80,298	65,083	80,208	202,154	310,106	318,171	91,783	213,108	219,279	591,120	2,171,310 (3)
% of Leased Space	4%	3%	4%	9%	14%	15%	4%	10%	10%	27%	100%
Annual Contractual Rent (000’s) (1)	$1,840	$1,408	$1,728	$3,831	$5,195	$5,869	$2,402	$4,481	$4,385	$9,676	$40,815
Annual Contractual Rent/Sq. Ft. (1)	$22.92	$21.63	$21.55	$18.95	$16.75	$18.44	$26.18	$21.03	$20.00	$16.37	$18.80

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Gross leasable area leased as of December 31, 2006 out of approximately 492,000 total gross leasable area.

(3)	Gross leasable area leased as of December 31, 2006 out of approximately 2,212,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2006
INDUSTRIAL
Company’s industrial portfolio included one fully operational building in the King Mill Distribution Park (Building 3 Phase 1). The tenant lease in this building provides for pass through of operating expenses and contractual rents which escalate over time. The lease expires in 2012 and the following information is related to this lease:

	2012	Total
Company’s % share of Joint Venture Property:
Square Feet Expiring	313,050	313,050
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$915	$915
Annual Contractual Rent/Sq. Ft. (1)	$2.92	$2.92

Joint Venture:
Square Feet Expiring	417,400	417,400
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$1,220	$1,220
Annual Contractual Rent/Sq. Ft. (1)	$2.92	$2.92

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of December 31, 2006

			Percentage of Total Portfolio at	Average Remaining
	Tenant (1)	Product Type	the Company’s Share (2)	Lease Term (Years)
1.	Bank of America	Office	11.3%	9.0
2.	Snapper	Industrial	6.6%	5.2
3.	American Cancer Society	Office	5.8%	15.0
4.	BellSouth	Office	2.9%	2.8
5.	Georgia Lottery Corporation	Office	2.7%	6.5
6.	Internap Network Services	Office	2.6%	13.3
7.	AGL Services Company	Office	2.4%	6.3
8.	Bombardier Aerospace Corporation	Office	2.1%	6.2
9.	Emory University	Office	1.6%	10.2
10.	Turner Broadcasting System, Inc.	Office	1.2%	4.4
11.	Sapient Corporation	Office	1.2%	2.4
12.	KIDS II, Inc.	Office	1.1%	9.0
13.	Inhibitex	Office	1.1%	8.3
14.	AtheroGenics	Office	1.1%	2.2
15.	US South Communications	Office	1.1%	4.4
16.	Northside Hospital	Office	1.0%	6.5
17.	Indus International, Inc.	Office	1.0%	5.3
18.	Southern Communications Services	Office	0.9%	4.0
19.	Global Crossing Telecommunications	Office	0.8%	1.7
20.	Merrill Lynch	Office	0.8%	7.5
21.	MCI WorldCom	Office	0.7%	3.3
22.	Schweitzer-Mauduit International	Office	0.7%	5.5
23.	Scottish Rite Children’s Medical Group	Office	0.7%	6.0
24.	The Gap Inc.	Retail	0.6%	3.8
25.	Broadwing Communications Corporation	Office	0.5%	2.4
	Total leased square feet of Top 25 Largest Tenants		52.5%	7.6

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of operating properties only, and thus exclude properties under development, held for redevelopment and properties in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of December 31, 2006

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
North Point
Suburban Atlanta, GA	Mixed Use	100%	67	1970-1985	$5,200

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	100%	27	1971-1989	883

King Mill Distribution Park (3)
Suburban Atlanta, GA	Industrial	100%	140	2005	12,035

Land Adjacent to The Avenue Carriage Crossing (4)
Memphis, TN	Retail and Commercial	100%	41	2004	4,899

Round Rock/Austin, Texas Land
Austin, TX	Retail and Commercial	100%	45	2005	17,085

The Lakes at Cedar Grove (5)
Suburban Atlanta, GA	Mixed Use	100%	10	2002	—	(6)

Terminus
Atlanta, GA	Mixed Use	100%	6	2005	24,565

505, 511, 555 & 557 Peachtree Street
Atlanta, GA	Mixed Use	100%	1	2004-2006	6,253

615 Peachtree Street (7)
Atlanta, GA	Mixed Use	100%	2	1996	10,044

Jefferson Mill Business Park (3)
Suburban Atlanta, GA	Industrial and Commercial	100%	277	2006	14,027

Lakeside Ranch Business Park (8)
Dallas, TX	Industrial and Commercial	96.5%	48	2006	6,399

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT					$101,390

TEMCO TRACTS
Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%	85	2002-2005	$—	(6)

Happy Valley
Suburban Atlanta, GA	Residential	50%	213	2003	2,135

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	6,384	2005	14,519

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of December 31, 2006

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
CL REALTY TRACTS
Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%	374	2002	$—	(6)
Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%	114	2002	—	(6)
Waterford Park
Rosenberg, TX	Commercial	50%	37	2005	—	(6)
Summer Lakes
Rosenberg, TX	Commercial	50%	9	2003	—	(6)
Village Park
McKinney, TX	Residential	50%	5	2003-2005	—	(6)
Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,539
OTHER JOINT VENTURES
Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,251
Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	32	1971-1989	21,875
Austin Research Park
Austin, TX	Commercial	50%	6	1998	3,478

Total Acres			9,124

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership
	Interest	Square Footage

Ten Peachtree Place	50.0%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100.0%	60,000

(2)	For consolidated properties, reflects the Company’s basis. For joint venture properties, reflects the venture basis.

(3)	Weeks Properties Group, LLC has the option to invest up to 25% of project equity of the future industrial development on a portion of this land.

(4)	This land was sold subsequent to December 31, 2006.

(5)	This project is consolidated but a third party has a participation in the results of operations of this project.

(6)	Residential communities with adjacent land that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory, are included on the Inventory of Residential Lots Under Development schedule.

(7)	This property included a building and parking deck that were imploded during the third quarter 2006. The cost basis includes costs associated with the demolition and clearing the land for a potential future development.

(8)	This project is owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate to the equity ownership.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of December 31, 2006

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (Consolidated)

The Lakes at Cedar Grove (3)	2001	11	906	8	18	107	675	231	$5,468
Fulton County
Suburban Atlanta, GA
Callaway Gardens (4)	2006	6	567	—	—	—	—	567	1,584
Harris County
Pine Mountain, GA
Blalock Lakes	2006	9	399	—	—	—	—	399	17,657
Coweta County
Newnan, GA
Longleaf at Callaway (5)	2002	5	138	21	2	9	117	21	2,088
Harris County
Pine Mountain, GA
River’s Call	1999	10	107	16	2	10	91	16	827
East Cobb County
Suburban Atlanta, GA

Total consolidated			2,117	45	22	126	883	1,234	27,624

Temco Associates (50% owned) (6)

Bentwater	1998	9	1,676	7	107	139	1,669	7	649
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	10	1,386	266	4	29	282	1,104	20,953
Paulding County
Suburban Atlanta, GA
Seven Hills	2003	7	1,077	101	51	197	561	516	14,039
Paulding County
Suburban Atlanta, GA
Happy Valley	2004	2	110	—	—	110	110	—	—
Paulding County
Suburban Atlanta, GA
Harris Place	2004	4	27	11	1	2	16	11	772
Paulding County
Suburban Atlanta, GA

Total Temco			4,276	385	163	477	2,638	1,638	36,413

CL Realty, LLC (50% owned) (6)

Long Meadow Farms (37.5% owned)	2003	10	2,712	132	114	231	518	2,194	23,149
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	9	2,488	90	8	117	780	1,708	21,860
Tarrant County
Fort Worth, TX
Bar C Ranch	2004	8	1,181	34	23	104	143	1,038	8,316
Tarrant County
Forth Worth, TX
Summer Lakes	2003	5	1,144	19	—	—	294	850	4,531
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of December 31, 2006

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued

Southern Trails (80% owned)	2005	6	1,059	42	19	82	181	878	$12,082
Brazoria County
Pearland, TX
Village Park (7)	2003	5	569	45	26	126	311	258	7,821
Collin County
McKinney, TX
Waterford Park	2005	3	493	—	—	—	—	493	6,272
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	5	390	97	30	30	30	360	6,332
Bexar County
San Antonio, TX
Manatee River Plantation	2003	5	457	109	24	81	348	109	3,796
Manatee County
Tampa, FL
Stillwater Canyon	2003	5	336	30	17	64	201	135	2,279
Dallas County
DeSota, TX
Creekside Oaks	2003	5	301	176	—	—	125	176	5,320
Manatee County
Bradenton, FL
Blue Valley (25% owned)	2005	3	197	4	—	24	24	173	26,395
Cherokee & Fulton Counties
Alpharetta, GA
Village Park North (7)	2005	5	194	53	8	25	25	169	3,380
Collin County
McKinney, TX
Bridle Path Estates	2004	7	87	—	—	—	—	87	4,205
Hillsborough County
Tampa, FL
West Park	2005	3	82	—	—	21	21	61	4,533
Cobb County
Suburban Atlanta, GA
Stonebridge (8)	2003	4	360	—	—	68	360	—	—
Coweta County
Newnan, GA

Total CL Realty			12,050	831	269	973	3,361	8,689	140,271

Total			18,443	1,261	454	1,576	6,882	11,561	$204,308

Company Share of Total			8,820	549	192	708	3,440	5,331	$93,423

Company Weighted Average Ownership			48%	44%	42%	45%	50%	46%	46%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Callaway Gardens is owned in a venture, although the venture is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of December 31, 2006, 108 houses have been sold.

(6)	CREC owns 50% of Temco Associates and CL Realty, LLC (“CL”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for a description of Temco Associates and CL.

(7)	CL purchased the partner’s interest in Village Park and Village Park North on July 31, 2006. Prior to this date, CL owned 60% and 75%, respectively, of the projects.

(8)	CL owned a 10% interest in Stonebridge, which it sold on July 18, 2006.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF DECEMBER 31, 2006

					Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity	Rate end of	Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter	Recourse	Non-Recourse(1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	$128,200	100%	3/7/2010	6.12%	$128,200		$128,200
CONSTRUCTION CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	64,700	100%	3/7/2010	6.12%	64,700		64,700
333/555 NORTH POINT CENTER EAST	29,571	100%	11/1/2011	7.00%	29,571		29,571
MERIDIAN MARK PLAZA	23,602	100%	9/1/2010	8.27%		23,602	23,602
100/200 NORTH POINT CENTER (INTEREST ONLY UNTIL 8/1/2007)	22,365	100%	8/1/2007	7.86%		22,365	22,365
600 UNIVERSITY PARK	13,168	100%	8/10/2011	7.38%		13,168	13,168
LAKESHORE PARK PLAZA	9,082	100%	11/1/2008	6.78%		9,082	9,082
KING MILL PROJECT I (INTEREST ONLY)(2)	2,625	75%	8/30/2008	9.00%		2,625	2,625
KING MILL PROJECT I (INTEREST ONLY)(2)	1,815	75%	6/26/2009	9.00%		1,815	1,815
JEFFERSON MILL PROJECT I (INTEREST ONLY)(2)	1,432	75%	9/13/2009	9.00%		1,432	1,432
THE POINTS AT WATERVIEW	18,183	100%	1/1/2016	5.66%		18,183	18,183
VARIOUS	406	100%	VARIOUS	VARIOUS	98	308	406

TOTAL CONSOLIDATED	315,149			6.64%	222,569	92,580	315,149	3.5

UNCONSOLIDATED DEBT
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	52,404	50%	6/1/2013	5.90%		26,202	26,202
TEN PEACHTREE PLACE	28,849	50%	4/1/2015	5.39%		14,425	14,425
HANDY ROAD ASSOCIATES (PRIME +.5%)	3,204	50%	11/2/2007	8.75%		1,602	1,602
PINE MOUNTAIN BUILDERS (PRIME)	614	50%	12/19/2007	8.25%		307	307
AVENUE EAST COBB	39,364	11.5%	8/1/2010	8.39%		4,527	4,527
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	21,428	50%	7/20/2010	6.47%	4,286	6,428	10,714
TEMCO:
THE GEORGIAN (PRIME + 0.25%)	164	37.5%	2/14/2007	8.50%		62	62
BENTWATER LINKS	3,448	50%	1/22/2009	7.98%		1,724	1,724
BENTWATER LINKS, EQUIPMENT NOTE	134	50%	1/15/2009	7.00%		67	67
CL REALTY:
SUMMER LAKES (PRIME + 3%)	1,356	50%	3/30/2007	11.25%		678	678
SOUTHERN TRAILS (LIBOR + 0.25) ($13MM CONSTRUCTION LINE)	—	40%	6/30/2008	5.57%		—	—
MCKINNEY VILLAGE PARK (> OF 10% OR PRIME + 2%)	2,718	50%	5/15/2007	10.25%		815	815
MCKINNEY VILLAGE PARK NORTH (PRIME + 1%)	1,283	50%	1/14/2008	9.25%		244	244

TOTAL UNCONSOLIDATED	154,966			7.22%	4,286	57,081	61,367	5.7

TOTAL ADJUSTED DEBT	$470,115			6.73%	$226,855	$149,661	$376,516	3.9

INVESTMENT ENTITY DEBT (3)
CHARLOTTE GATEWAY VILLAGE	$144,654	50%	12/1/2016	6.41%		$72,327	$72,327
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	77,330	40%	6/9/2008	7.07%		30,932	30,932
CL REALTY:
LONG MEADOW FARMS (PRIME + 0.50%)	7,737	18.75%	6/8/2007	8.75%		1,451	1,451
BLUE VALLEY (PRIME)	15,912	12.5%	5/11/2007	8.25%		3,978	3,978
BLUE VALLEY (> OF PRIME OR 5.5%)	4,600	12.5%	3/5/2007	8.25%		1,150	1,150
STONEWALL ESTATES (PRIME)	3,518	25.0%	5/31/2010	8.25%		880	880

TOTAL INVESTMENT ENTITY DEBT	253,751			6.72%	—	110,718	110,718	6.9

TOTAL	$723,866			6.73%	$226,855	$260,379	$487,234	4.6

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I and Jefferson Mill Project I.

(3)	Investment Entities are unconsolidated joint ventures where the Company has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment Entities are not included in any of the financial covenant calculations in the Company’s credit facility. A significant component of Investment Entity debt is the debt of Gateway Village. This debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

COUSINS PROPERTIES INCORPORATED
SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES
FOR THE YEAR ENDED DECEMBER 31, 2006
($ in thousands)

	Discontinued Operations					Continuing Operations
	Office	Retail
					Total	Undepreciated		Total
	Frost Bank	Avenue of the	North Point		Discontinued	Investment		Continuing
	Tower	Peninsula	Ground Leases	Other (1)	Operations	Properties	Other	Operations
Square Footage
Total square footage	531,000	373,000	N/A	—	904,000	—	—	—
Company share of square footage	479,228	373,000	N/A	—	852,228	—	—	—

Value Creation & GAAP Gain:
Sales price	$188,000	$95,630	$14,270	$—	$297,900	$4,475	$—	$4,475
Cost of property and closing costs	(144,018)	(100,922)	(2,494)	308	(247,126)	(1,990)	84	(1,906)

Value Creation	43,982	(5,292)	11,776	308	50,774	2,485	84	2,569

Value Creation as a Percentage of Cost	31%	-5%	472%	N/A	21%	125%	N/A	135%

Recognition of deferred gain (2)	—	—	—	—	—	—	513	513
Straight-line rent receivable	(1,014)	(242)	(24)	—	(1,280)	—	—	—
Accumulated depreciation	11,433	25,622	115	—	37,170	—	—	—
Provision for income taxes (3)	180	(35)	—	(314)	(169)	(70)	—	(70)

Gain on Sale of Investment Properties, Net	$54,581	$20,053	$11,867	$(6)	$86,495	$2,415	$597	$3,012

(continued on following page)

COUSINS PROPERTIES INCORPORATED
SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES
FOR THE YEAR ENDED DECEMBER 31, 2006
($ in thousands)
(continued from previous page)

	Unconsolidated Joint Ventures
	Office		Retail
					Total	Total	Total
	Bank of		World		Unconsolidated	Discontinued	Continuing
	America	Grandview II	Golf Village	Other (1)	Joint Ventures	Operations	Operations	Total
Square Footage
Total square footage	1,253,000	149,000	80,000	—	1,482,000	904,000	—	2,386,000
Company share of square footage	626,500	17,135	40,000	—	683,635	852,228	—	1,535,863

Value Creation & GAAP Gain:
Sales price	$218,053	$2,616	$6,750	$—	$227,419	$297,900	$4,475	$529,794
Cost of property and closing costs	(130,263)	(2,960)	(7,654)	36	(140,841)	(247,126)	(1,906)	(389,873)

Value Creation	87,790	(344)	(904)	36	86,578	50,774	2,569	139,921

Value Creation as a Percentage of Cost	67%	-12%	-12%	N/A	61%	21%	135%	36%

Recognition of deferred gain	—	—	—	—	—	—	513	513
Straight-line rent receivable	(3,391)	(54)	—	—	(3,445)	(1,280)	—	(4,725)
Accumulated depreciation	48,828	1,134	1,962	—	51,924	37,170	—	89,094
Provision for income taxes	561	—	—	—	561	(169)	(70)	322

Gain on Sale of Investment Properties, Net	$133,788	$736	$1,058	$36	$135,618	$86,495	$3,012	$225,125

(1)	Represents gain adjustments for prior year property sales.

(2)	Represents recognition of deferred gain on CP Venture Two.

(3)	A portion of Frost Bank Tower was owned by a taxable entity.

COUSINS PROPERTIES INCORPORATED
RECONCILIATION OF CP VENTURE IV VALUE CREATION
DECEMBER 31, 2006
($ in thousands)

	Retail	Retail	Retail	Retail	Retail
	Avenue	Avenue	Avenue	Avenue	Viera
	East Cobb	West Cobb	Viera	Peachtree City	MarketCenter			Total
Square Footage
Total square footage	231,000	251,000	332,000	182,000	178,000			1,174,000
Company share of square footage	231,000	251,000	332,000	161,070	178,000			1,153,070

Value Creation & GAAP Deferred Gain:
Valuation	$98,250	$81,254	$87,061	$57,250	$17,075			$340,890
Adjustment to valuation — mark to market debt adjustment	(4,000)	—	—	—	—			(4,000)
Cost of property	(40,940)	(47,024)	(58,320)	(32,985)	(19,349)			(198,618)
Closing costs	(255)	(239)	(926)	(171)	(240)			(1,831)
Master lease contingency	—	—	(1,633)	—	—			(1,633)
Minority interest (a)	—	—	—	(3,462)	—			(3,462)

Value Creation	$53,055	$33,991	$26,182	$20,632	$(2,514)	(e	)	$131,346

Loss on extinguishment of debt (b)	2,764	—	—	—	—			2,764
Carryover basis difference (c)	(3,392)	(4,442)	(3,499)	(3,418)	248			(14,503)
Straight-line rent receivable	(22)	(126)	(196)	(49)	(148)			(540)
Accumulated depreciation	12,907	4,371	3,313	8,917	91			29,599

Deferred Gain (d)	$65,312	$33,794	$25,800	$26,082	$(2,323)	(e	)	$148,666

Value Creation as a Percentage of Cost								66%

Additional Value Creation
Value Creation	$53,055	$33,991	$26,182	$20,632	$(2,514)			$131,346

Additional consideration	—	6,979	—	—	13,571			20,550
Additional tenant costs	—	(1,223)	—	—	(416)			(1,639)

Additional Value Creation	$53,055	$39,747	$26,182	$20,632	$10,641			$150,257

Value Creation as a Percentage of cost with Additional Consideration								75%

(a)	The Company owned this property in a joint venture, in addition to having a participation agreement with a third party, prior to contribution. This amount reflects payments to these parties.

(b)	This amount represents the mark to market adjustment recognized by the Company in the December 31, 2006 Consolidated Statement of Income. All other amounts related to this transaction were recorded in Deferred Gain in the December 31, 2006 Consolidated Balance Sheet (see note (d) herein for more information).

(c)	The Company retained an 11.5% carryover basis in the Contributed Properties and therefore deferred gain was not recognized in the Company’s financial statements for 11.5% of the property’s basis. However, this schedule shows value created from the development and leasing of the entire property, which is then adjusted to reconcile to the Company’s GAAP basis.

(d)	The Company accounted for this transaction as a sale under FASB No. 66. The consideration received was not sufficient to allow for immediate gain recognition in the income statement. Therefore, gain was deferred and recorded on the balance sheet until sufficient cash is distributed to meet income statement gain recognition under FASB No. 66.

(e)	The Company has already incurred costs related to the expansion which will be recovered upon the anticipated payment of the additional consideration.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

(A) ADJUSTED DEBT:
CONSOLIDATED DEBT	669,792	497,981	302,286	311,862	350,066	363,677	467,516	467,516	551,182	404,612	287,036	315,149	315,149
SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	265,854	285,657	135,764	135,929	141,502	148,311	148,129	148,129	147,081	170,232	167,625	172,085	172,085

TOTAL DEBT INCLUDING SHARE OF JV’S	935,646	783,638	438,050	447,791	491,568	511,988	615,645	615,645	698,263	574,844	454,661	487,234	487,234
SHARE OF INVESTMENT ENTITY DEBT	(90,766)	(86,588)	(87,704)	(87,577)	(92,296)	(100,230)	(101,085)	(101,085)	(100,803)	(104,182)	(103,881)	(110,718)	(110,718)

ADJUSTED DEBT	844,880	697,050	350,346	360,214	399,272	411,758	514,560	514,560	597,460	470,662	350,780	376,516	376,516

RECOURSE DEBT	160,443	20,697	50,238	60,911	100,251	113,351	196,824	196,824	279,577	174,552	197,095	226,855	226,855
NON-RECOURSE DEBT	684,437	676,353	305,677	299,303	299,021	298,407	317,736	317,736	317,883	296,110	153,685	149,661	149,661

ADJUSTED DEBT	844,880	697,050	355,915	360,214	399,272	411,758	514,560	514,560	597,460	470,662	350,780	376,516	376,516

(B) CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
CONSOLIDATED INTEREST EXPENSE	27,041	22,576	14,623	2,781	2,103	1,675	2,535	9,094	3,614	4,880	2,625	0	11,119
DISCONTINUED OPERATIONS INTEREST EXPENSE	10,382	9,459	5,870	0	0	0	0	0	0	0	0	0	0
SHARE OF JOINT VENTURE INTEREST EXPENSE	13,208	13,739	11,163	708	705	703	698	2,814	834	701	1,078	921	3,534

CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,448	5,581	3,703	921	14,653

(C) FIXED CHARGES:
CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,448	5,581	3,703	921	14,653
LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	0	(124)	(61)	(60)	(60)	(59)	(240)	(59)	(58)	(58)	(56)	(231)
PRINCIPAL PAYMENTS:
CONSOLIDATED	7,632	6,862	6,560	1,344	1,244	1,384	1,389	5,361	1,282	1,192	946	506	3,926
SHARE OF JOINT VENTURES	6,140	6,345	5,257	299	189	278	2,027	2,793	1,594	1,237	1,205	1,190	5,226
GROUND LEASE PAYMENTS:
CONSOLIDATED	839	587	493	153	181	167	170	671	176	175	127	22	500
SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3	3	3	6	15

TOTAL FIXED CHARGES (excluding Preferred Dividends)	65,254	59,580	43,854	5,227	4,365	4,150	6,763	20,505	7,444	8,130	5,926	2,589	24,089
PREFERRED STOCK DIVIDENDS	0	3,358	8,042	3,813	3,812	3,812	3,813	15,250	3,813	3,812	3,812	3,813	15,250

TOTAL FIXED CHARGES (including Preferred Dividends)	65,254	62,938	51,896	9,040	8,177	7,962	10,576	35,755	11,257	11,942	9,738	6,402	39,339

(D) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
RENTAL PROPERTY REVENUES	87,705	89,814	84,384	18,843	19,070	19,534	21,776	79,223	22,759	23,812	19,806	23,107	89,484
RENTAL PROPERTY OPERATING EXPENSES	(27,227)	(28,879)	(28,389)	(6,957)	(7,137)	(7,457)	(8,622)	(30,173)	(8,566)	(8,795)	(8,275)	(10,467)	(36,103)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,478	60,935	55,995	11,886	11,933	12,077	13,154	49,050	14,193	15,017	11,531	12,640	53,381

(E) INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	77,732	55,185	38,021	4,984	5,391	5,461	5,475	21,311	5,685	5,986	5,270	1,552	18,493
LEASE TERMINATION FEES	2,618	22,042	253	80	143	28	51	302	21	771	21	42	855
RENTAL PROPERTY OPERATING EXPENSES	(21,909)	(18,616)	(13,353)	(2,174)	(2,614)	(2,530)	(2,575)	(9,893)	(2,462)	(2,951)	(2,321)	(375)	(8,109)

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	58,441	58,611	24,921	2,890	2,920	2,959	2,951	11,720	3,244	3,806	2,970	1,219	11,239
INTEREST EXPENSE	(10,382)	(9,459)	(5,870)	0	0	0	0	0	0	0	0	0	0
MINORITY INTEREST EXPENSE	(1,710)	(624)	0	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(605)	0	0	0	0	0	0	0	0	0	0
PROVISION FOR INCOME TAXES	(139)	0	0	18	(41)	(102)	0	(125)	0	(2)	0	0	(2)

FUNDS FROM OPERATIONS	46,210	48,528	18,446	2,908	2,879	2,857	2,951	11,595	3,244	3,804	2,970	1,219	11,237
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(22,572)	(20,556)	(12,414)	(2,349)	(2,315)	(2,294)	(2,339)	(9,297)	(2,667)	(5,929)	(2,227)	(452)	(11,275)

INCOME FROM DISCONTINUED OPERATIONS	23,638	27,972	6,032	559	564	563	612	2,298	577	(2,125)	743	767	(38)

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

(F) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	56,435	57,219	49,009	6,257	6,345	6,105	6,130	24,837	6,036	6,136	8,633	4,039	24,844
INTEREST EXPENSE	(13,208)	(13,739)	(11,028)	(670)	(666)	(665)	(661)	(2,662)	(659)	(664)	(1,042)	(885)	(3,250)
LOSS ON EXTINGUISHMENT OF DEBT	0	0	(3,250)	0	0	0	0	0	0	0	0	0	0
OTHER, NET	43	230	791	(28)	(60)	289	5,193	5,394	56	(18)	(29)	124	133
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(34)	(35)	(4)	(4)	(4)	(4)	(16)	(4)	(4)	(4)	0	(12)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	(1,536)	(209)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	43,261	42,140	35,278	5,555	5,615	5,725	10,658	27,553	5,429	5,450	7,558	3,278	21,715

MULTI-FAMILY FFO	0	0	0	0	514	0	6,668	7,182	1,797	2,629	2,986	2,931	10,343
RESIDENTIAL LOT AND TRACT FFO	1,949	3,744	8,830	1,749	1,796	4,691	4,891	13,127	5,902	2,336	1,547	4,441	14,226

FUNDS FROM OPERATIONS	45,210	45,884	44,108	7,304	7,925	10,416	22,217	47,862	13,128	10,415	12,091	10,650	46,284

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(18,540)	(21,265)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)	(2,058)	(2,012)	(2,928)	(1,821)	(8,819)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	176,265	348	(36)	1,633	(10)	1,935	1,053	1	133,192	1,372	135,618

NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	26,670	24,619	204,493	5,175	5,608	10,008	20,164	40,955	12,123	8,404	142,355	10,201	173,083

(G) CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
OUTPARCEL SALES	547	600	1,400	0	0	7,004	0	7,004	0	382	3,186	3,220	6,788
LOT SALES	8,579	12,345	15,300	1,611	4,449	3,942	4,927	14,929	4,505	2,747	1,387	1,858	10,497

TOTAL RESIDENTIAL AND OUTPARCEL SALES	9,126	12,945	16,700	1,611	4,449	10,946	4,927	21,933	4,505	3,129	4,573	5,078	17,285

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
OUTPARCEL COST OF SALES	352	480	929	0	0	5,623	14	5,637	0	320	2,388	2,424	5,132
LOT COST OF SALES	6,957	9,542	11,078	1,119	3,023	2,727	3,898	10,767	3,203	1,978	1,038	1,401	7,620

TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	7,309	10,022	12,007	1,119	3,023	8,350	3,912	16,404	3,203	2,298	3,426	3,825	12,752

OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	0	0	0	0	0	11,867	11,867
TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740	(5)	179	1,567	2,481

OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET -WHOLLY OWNED	3,960	10,193	34,320	7,258	6,938	3,328	3,488	21,012	2,042	826	1,326	14,687	18,881

SUMMARY:
OUTPARCEL SALES NET OF COS — WHOLLY OWNED	195	120	471	0	0	1,381	(14)	1,367	0	62	798	796	1,656
OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	0	0	0	0	0	11,867	11,867
TRACT SALES NET OF COS — WHOLLY OWNED	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740	(5)	179	1,567	2,481
LOT SALES NET OF COS — WHOLLY OWNED	1,622	2,803	4,222	492	1,426	1,215	1,029	4,162	1,302	769	349	457	2,877

TOTAL WHOLLY OWNED SALES, NET	3,960	10,193	34,320	7,258	6,938	3,328	3,488	21,012	2,042	826	1,326	14,687	18,881

SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL LOT AND TRACT SALES AND COST OF SALES:
RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
LOT SALES	5,922	12,581	32,116	9,413	8,713	10,857	12,249	41,232	11,029	8,592	8,868	10,187	38,676
TRACT SALES	1,309	538	3,434	113	5	2,272	3,828	6,218	10,439	376	96	3,324	14,235

TOTAL RESIDENTIAL LOT AND TRACT SALES	7,231	13,119	35,550	9,526	8,718	13,129	16,077	47,450	21,468	8,968	8,964	13,511	52,911

RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
LOT COST OF SALES	4,519	9,151	25,123	7,434	6,854	7,500	8,965	30,753	8,940	6,518	7,310	7,691	30,459
TRACT COST OF SALES	638	66	1,236	31	6	755	2,036	2,828	6,275	82	37	1,166	7,560

TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	5,157	9,217	26,359	7,465	6,860	8,255	11,001	33,581	15,215	6,600	7,347	8,857	38,019

RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	2,074	3,902	9,191	2,061	1,858	4,874	5,076	13,869	6,253	2,368	1,617	4,654	14,892

SHARE OF UNCONSOLIDATED JOINT VENTURES:
LOT SALES LESS COST OF SALES	1,403	3,430	6,993	1,979	1,859	3,357	3,284	10,479	2,089	2,074	1,558	2,496	8,217
TRACT SALES LESS COST OF SALES	671	472	2,198	82	(1)	1,517	1,792	3,390	4,164	294	59	2,158	6,675
INTEREST EXPENSE	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(175)	(37)	(36)	(36)	(284)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0	0	0	0	0
OTHER — JOINT VENTURE	(125)	(158)	(226)	(212)	(23)	(145)	(148)	(528)	(176)	5	(34)	(176)	(381)

RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	1,949	3,744	8,830	1,749	1,796	4,691	4,891	13,127	5,902	2,336	1,547	4,442	14,227

TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	5,909	13,937	43,150	9,007	8,734	8,019	8,379	34,139	7,944	3,162	2,873	19,129	33,108

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

(H) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY TYPE:
SECOND GENERATION LEASING RELATED COSTS	11,804	13,347	19,210	2,143	1,223	2,182	2,874	8,422	2,846	4,965	3,805	739	12,355
SECOND GENERATION BUILDING IMPROVEMENTS	1,184	1,160	48	64	98	382	473	1,017	312	155	102	497	1,066

	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158	5,120	3,907	1,236	13,421

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	11,348	12,357	18,882	2,073	1,125	2,043	2,579	7,820	2,206	2,608	3,791	727	9,332
SECOND GENERATION BUILDING IMPROVEMENTS	888	938	(30)	64	98	380	473	1,015	312	155	102	497	1,066

	12,236	13,295	18,852	2,137	1,223	2,423	3,052	8,835	2,518	2,763	3,893	1,224	10,398

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	456	992	328	70	98	139	295	602	640	2,357	14	12	3,023
SECOND GENERATION BUILDING IMPROVEMENTS	296	220	78	0	0	2	0	2	0	0	0	0	0

	752	1,212	406	70	98	141	295	604	640	2,357	14	12	3,023

TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158	5,120	3,907	1,236	13,421

(I) DEPRECIATION AND AMORTIZATION:
REAL ESTATE RELATED:
CONSOLIDATED	29,667	31,088	27,463	6,382	6,553	5,548	5,855	24,338	7,335	6,893	6,125	9,151	29,504
DISCONTINUED OPERATIONS	22,572	20,556	12,414	2,349	2,315	2,294	2,339	9,297	2,667	5,929	2,227	452	11,275

	52,239	51,644	39,877	8,731	8,868	7,842	8,194	33,635	10,002	12,822	8,352	9,603	40,779
SHARE OF JOINT VENTURES	18,540	21,265	15,880	2,477	2,281	2,041	2,043	8,842	2,058	2,012	2,928	1,821	8,819

TOTAL REAL ESTATE RELATED	70,779	72,909	55,757	11,208	11,149	9,883	10,237	42,477	12,060	14,834	11,280	11,424	49,598

NON-REAL ESTATE RELATED:
CONSOLIDATED	2,148	2,511	2,652	678	686	730	857	2,951	821	868	702	520	2,911
DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0	0	0	0	0

	2,148	2,511	2,652	678	686	730	857	2,951	821	868	702	520	2,911
SHARE OF JOINT VENTURES	9	34	35	66	4	4	4	78	4	4	4	0	12

TOTAL NON-REAL ESTATE RELATED	2,157	2,545	2,687	744	690	734	861	3,029	825	872	706	520	2,923

TOTAL DEPRECIATION AND AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,706	11,986	11,944	52,521

SUMMARY:
CONSOLIDATED	31,815	33,599	30,115	7,060	7,239	6,278	6,712	27,289	8,156	7,761	6,827	9,671	32,415
DISCONTINUED OPERATIONS	22,572	20,556	12,414	2,349	2,315	2,294	2,339	9,297	2,667	5,929	2,227	452	11,275

	54,387	54,155	42,529	9,409	9,554	8,572	9,051	36,586	10,823	13,690	9,054	10,123	43,690
SHARE OF JOINT VENTURES	18,549	21,299	15,915	2,543	2,285	2,045	2,047	8,920	2,062	2,016	2,932	1,821	8,831

TOTAL DEPRECIATION AND AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,706	11,986	11,944	52,521
MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0

TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,706	11,986	11,944	52,521

SUMMARY BY TYPE:
REAL ESTATE RELATED:
BUILDING (INCLUDING TENANT FIRST GENERATION):
CONSOLIDATED	49,913	48,627	37,241	7,934	8,160	7,102	7,624	30,820	9,149	11,915	7,350	8,782	37,196
SHARE OF JOINT VENTURES	17,762	19,709	13,629	2,154	1,957	1,717	1,717	7,545	1,730	1,660	2,609	1,635	7,634

	67,675	68,336	50,870	10,088	10,117	8,819	9,341	38,365	10,879	13,575	9,959	10,417	44,830

TENANT SECOND GENERATION:
CONSOLIDATED	2,326	3,017	2,636	797	708	740	571	2,816	853	906	1,002	823	3,584
SHARE OF JOINT VENTURES	778	1,556	2,251	323	324	324	325	1,296	328	352	319	185	1,184

	3,104	4,573	4,887	1,120	1,032	1,064	896	4,112	1,181	1,258	1,321	1,008	4,768

TOTAL REAL ESTATE RELATED	70,779	72,909	55,757	11,208	11,149	9,883	10,237	42,477	12,060	14,833	11,280	11,425	49,598

NON-REAL ESTATE RELATED:
FURNITURE, FIXTURES AND EQUIPMENT:
CONSOLIDATED	2,122	2,485	2,647	674	682	726	852	2,934	816	863	697	515	2,891
SHARE OF JOINT VENTURES	9	34	35	66	4	4	4	78	4	4	4	0	12

	2,131	2,519	2,682	740	686	730	856	3,012	820	867	701	515	2,903

GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
CONSOLIDATED	26	26	5	4	4	4	5	17	5	5	5	5	20
SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0	0	0	0	0

	26	26	5	4	4	4	5	17	5	5	5	5	20

TOTAL NON-REAL ESTATE RELATED	2,157	2,545	2,687	744	690	734	861	3,029	825	872	706	520	2,923

TOTAL DEPRECIATION & AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,705	11,986	11,945	52,521

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD

(J) CONSOLIDATED MULTI-FAMILY SALES AND
COST OF SALES:
MULTI-FAMILY SALES — CONSOLIDATED:
MULTI-FAMILY SALES	0	0	0	0	0	4,986	6,247	11,233	6,579	15,136	1,026	393	23,134
MULTI-FAMILY COST OF SALES	0	0	0	0	0	(4,274)	(5,131)	(9,405)	(5,358)	(12,377)	(1,346)	(322)	(19,403)

MULTI-FAMILY SALES — CONSOLIDATED, NET	0	0	0	0	0	712	1,116	1,828	1,221	2,759	(320)	71	3,731

MULTI-FAMILY SALES — JOINT VENTURES:
MULTI-FAMILY SALES	0	0	0	0	2,086	0	24,194	26,280	6,955	10,050	28,130	11,770	56,905
MULTI-FAMILY COST OF SALES	0	0	0	0	(1,572)	0	(17,526)	(19,098)	(5,158)	(7,421)	(25,144)	(8,839)	(46,562)

MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	0	0	0	514	0	6,668	7,182	1,797	2,629	2,986	2,931	10,343

TOTAL MULTI-FAMILY FFO	0	0	0	0	514	712	7,784	9,010	3,018	5,388	2,666	3,002	14,074

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Fourth Quarter 2006 Compared to Third Quarter 2006
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	3Q 2006	4Q 2006	% Change	3Q 2006	4Q 2006	% Change	3Q 2006	4Q 2006	% Change	3Q 2006	4Q 2006	3Q 2006	4Q 2006
RENTAL PROPERTY REVENUES	$23,849	$23,310		$13,790	$15,459		$37,639	$38,769		$19,172	$4,642	$56,811	$43,411
RENTAL PROPERTY OPERATING EXPENSES	10,327	9,651		4,009	4,777		14,336	14,428		4,033	837	18,369	15,265

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,522	$13,659	1.0%	$9,781	$10,682	9.2%	$23,303	$24,341	4.5%	$15,139	$3,805	$38,442	$28,146

RENTAL PROPERTY REVENUES	$23,849	$23,310		$13,790	$15,459		$37,639	$38,769		$19,172	$4,642	$56,811	$43,411
Less: STRAIGHT-LINE RENTS	102	227		202	(105)		304	122		415	72	719	194
AMORTIZATION OF LEASE INDUCEMENTS	(6)	(6)		(51)	0		(57)	(6)		(82)	0	(57)	(6)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(99)	(161)		0	0		(99)	(161)		0	(5)	(99)	(166)

CASH BASIS RENTAL PROPERTY REVENUES (1)	23,852	23,250		13,639	15,564		37,491	38,814		18,839	4,575	56,248	43,389
RENTAL PROPERTY OPERATING EXPENSES	10,327	9,651		4,009	4,777		14,336	14,428		4,033	837	18,369	15,265

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,525	$13,599	0.5%	$9,630	$10,787	12.0%	$23,155	$24,386	5.3%	$14,806	$3,738	$37,879	$28,124

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$23,849	$23,310		$13,790	$15,459		$37,639	$38,769		$19,172	$4,642	$56,811	$43,411
RENTAL PROPERTY OPERATING EXPENSES	10,327	9,651		4,009	4,777		14,336	14,428		4,033	837	18,369	15,265

	$13,522	$13,659		$9,781	$10,682		$23,303	$24,341		$15,139	$3,805	$38,442	$28,146

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$11,531	$12,640
DISCONTINUED OPERATIONS (3)												2,949	1,177
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												8,633	4,039

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												23,113	17,856
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,329	10,290

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$38,442	$28,146

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties shown at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Twelve Months 2006 Compared to Twelve Months 2005
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	12M 2005	12M 2006	%Change	12M 2005	12M 2006	%Change	12M 2005	12M 2006	%Change	12M 2005	12M 2006	12M 2005	12M 2006
RENTAL PROPERTY REVENUES	$91,233	$93,519		$36,758	$38,254		$127,991	$131,773		$81,022	$79,515	$209,013	$211,288
RENTAL PROPERTY OPERATING EXPENSES	37,166	39,049		8,487	8,747		45,653	47,796		29,444	27,917	75,097	75,713

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$54,067	$54,470	0.7%	$28,271	$29,507	4.4%	$82,338	$83,977	2.0%	$51,578	$51,598	$133,916	$135,575

RENTAL PROPERTY REVENUES	$91,233	$93,519		$36,758	$38,254		$127,991	$131,773		$81,022	$79,515	$209,013	$211,288
Less: STRAIGHT-LINE RENTS	2,265	1,422		202	530		2,467	1,952		2,776	1,659	5,243	3,611
AMORTIZATION OF LEASE INDUCEMENTS	(18)	(23)		0	(73)		(18)	(96)		(318)	(265)	(336)	(361)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(619)	(464)		0	0		(619)	(464)		0	(77)	(619)	(541)

CASH BASIS RENTAL PROPERTY REVENUES (1)	89,605	92,584		36,556	37,797		126,161	130,381		78,564	78,198	204,725	208,579
RENTAL PROPERTY OPERATING EXPENSES	37,166	39,049		8,487	8,747		45,653	47,796		29,444	27,917	75,097	75,713

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$52,439	$53,535	2.1%	$28,069	$29,050	3.5%	$80,508	$82,585	2.6%	$49,120	$50,281	$129,628	$132,866

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$91,233	$93,519		$36,758	$38,254		$127,991	$131,773		$81,022	$79,515	$209,013	$211,288
RENTAL PROPERTY OPERATING EXPENSES	37,166	39,049		8,487	8,747		45,653	47,796		29,444	27,917	75,097	75,713

	$54,067	$54,470		$28,271	$29,507		$82,338	$83,977		$51,578	$51,598	$133,916	$135,575

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$49,050	$53,381
DISCONTINUED OPERATIONS (3)												11,418	10,384
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												24,837	24,844

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												85,305	88,609
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												48,611	46,966

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$133,916	$135,575

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment Entities are not included in any of the financial covenant calculations in the Company’s credit facility. A significant component of Investment Entity debt is the debt of Gateway Village. This debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 periods, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company is presenting in year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.
     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.